2017 2nd Quarter Investor Deck

August 2, 2017

Forward-Looking Statements; Non-GAAP Financial Measures

The following information is current as of June 30, 2017 (unless otherwise noted) and should be read in connection with Navient Corporation's (Navient) Annual Report on Form 10-K for the year ended December 31, 2016 (the "2016 Form 10-K"), filed by Navient with the Securities and Exchange Commission (the "SEC") on February 24, 2017 and subsequent reports filed by Navient with the SEC. Definitions for capitalized terms in this presentation not defined herein can be found in our 2016 Form 10-K. This presentation contains "forward-looking" statements and other information that is based on management's current expectations as of the date of this presentation. Statements that are not historical facts, including statements about our beliefs, opinions, or expectations and statements that assume or are dependent upon future events, are forward-looking statements and often contain words such as "expect," "anticipate," "intend," "plan," "believe," "seek," "see," "will," "would," or "target." Forward-looking statements are subject to risks, uncertainties, assumptions and other factors that may cause actual results to be materially different from those reflected in such forward-looking statements.

For us, these factors include, among others, the risks and uncertainties associated with:
- increases in financing costs;
- the availability of financing or limits on liquidity resulting from disruptions in the capital markets or other factors;
- unanticipated increases in costs associated with compliance with federal, state or local laws and regulations;
- changes in the marketplaces in which we compete (including changes in demand or changes resulting from new laws and regulations);
- changes in accounting standards including but not limited to changes pertaining to loan loss reserves and estimates or other accounting standards that may impact our operations;
- adverse outcomes in any significant litigation to which we are a party;
- credit risk associated with our exposure to third parties, including counterparties to hedging or other derivative transactions; and
- changes in the terms of education loans and the educational credit marketplace (including changes resulting from new laws and the implementation of existing laws).

We could also be affected by, among other things:
- unanticipated deferrals in our FFELP securitization trusts that would delay repayment of the bonds beyond their legal final maturity date;
- reductions to our credit ratings, the credit ratings of asset-backed securitizations we sponsor or the credit ratings of the United States of America;
- failure of our operating systems or infrastructure, or those of third-party vendors;
- risks related to cybersecurity including the potential disruption of our systems or potential disclosure of confidential customer information;
- damage to our reputation resulting from cyber-breaches, litigation, the politicization of student loan servicing or other actions or factors;
- failure to successfully implement cost-cutting initiatives and adverse effects of such initiatives on our business;
- failure to adequately integrate acquisitions or realize anticipated benefits from acquisitions including delays or errors in converting portfolio acquisitions to our servicing platform;
- changes in law and regulations including but not limited to changes with respect to the student lending or servicing business and financial institutions generally, securitizations or derivatives;
- increased competition from banks and other consumer lenders;
- the creditworthiness of our customers;
- changes in the general interest rate environment, including the relationship between the relevant money-market index rate and the rate at which our assets are priced;
- our ability to successfully effectuate any acquisitions and other strategic initiatives;
- changes in the demand for asset management and business processing services;
- changes in general economic conditions; and
- the other factors that are described in the "Risk Factors" section of the 2016 Form 10-K and in our other reports filed with the SEC.

The preparation of our consolidated financial statements also requires management to make certain estimates and assumptions including estimates and assumptions about future events. These estimates or assumptions may prove to be incorrect and actual results could differ materially. All forward-looking statements contained in this presentation are qualified by these cautionary statements and are made only as of the date of this presentation. We do not undertake any obligation to update or revise these forward-looking statements except as required by law.

Navient reports financial results on a GAAP basis and also provides certain non-GAAP "core earnings" performance measures. When compared to GAAP results, "core earnings" exclude the impact of: (1) unrealized, mark-to-market gains/losses on derivatives; and (2) goodwill and acquired intangible asset amortization and impairment. Navient provides core earnings measures because this is what management uses when making management decisions regarding Navient's performance and the allocation of corporate resources. Navient core earnings are not defined terms within GAAP and may not be comparable to similarly titled measures reported by other companies. For additional information, see "Core Earnings — Definition and Limitations" in Navient's second quarter earnings release for a further discussion and a complete reconciliation between GAAP net income and core earnings.

Confidential and proprietary information © 2017 Navient Solutions, LLC. All rights reserved.

NAVIENT®

- Navient provides asset management and business processing solutions to education, healthcare, and government clients at the federal, state, and local levels. We help our clients and millions of Americans achieve financial success through our services and support.
  - $110 billion education loan portfolio, of which 78% is insured or guaranteed
  - Servicing more than $300 billion in student loans, the company supports the educational and economic achievements of more than 12 million Americans
  - Asset recovery and business processing platforms provide services for over 1,000 public and private sector clients

Confidential and proprietary information © 2017 Navient Solutions, LLC. All rights reserved.

Operating Results
"Core Earnings" Basis

(In millions, except per share amounts)	Q2 17	Q1 17	Q2 16
Adjusted Core EPS before regulatory-related costs	**$0.44**	**$0.37**	**$0.48**
Regulatory-related costs	($0.01)	($0.01)	($0.01)
Reported Core EPS	**$0.43**	**$0.36**	**$0.47**
Average common stock equivalent	285	296	328
Ending total education loans, net	$110,363	$107,836	$117,262
Average total education loans	$108,435	$110,252	$119,600

Confidential and proprietary information © 2017 Navient Solutions, LLC. All rights reserved.

Opportunities for Growth in 2017 and Beyond

Legacy Education Loans

- Loan servicing
- Portfolio acquisitions
- Default prevention & portfolio management

Business Processing Solutions

- Healthcare
- State and Municipal
- Federal

Asset Generation

- Refinancing Education Loans
- Non-compete for new Private Education Loan originations ends December 31, 2018

Confidential and proprietary information © 2017 Navient Solutions, LLC. All rights reserved.

High Quality, Well Seasoned Education Loan Portfolio

FFELP Portfolio

- Largest holder of FFELP loans with over $86 billion outstanding
- Portfolio is government guaranteed at 97-100%
- Late stage delinquency rates declined 17% from the prior year
- Predicted to generate nearly $14 billion of cash flow over the next 20 years

Total Education Loan Portfolio
$110 Billion


78%
22%
FFELP
Private

Private Education Loan Portfolio

- Largest holder of Private Education loans with $24 billion outstanding
- Average recent FICO score of 721
- 95% of loans in repayment status having made more than 12 payments
- Charge-offs declined $5 million to $122 million, compared to the second quarter 2016
- Predicted to generate over $16 billion of cash flow over the next 20 years

Confidential and proprietary information © 2017 Navient Solutions, LLC. All rights reserved.

FFELP Loans Segment
"Core Earnings" Basis

($ In millions)	Q2 17	Q1 17	Q2 16
Net income	$57	$51	$68
Average FFELP Loans	$85,321	$86,752	$93,900
Net interest margin	0.80%	0.77%	0.85%
Provision for loan losses	$10	$10	$10
Charge-offs	$13	$13	$13
Annualized charge-off rate	0.08%	0.07%	0.07%
Total delinquency rate	12.8%	11.4%	13.2%
Greater than 90-day delinquency rate	6.0%	6.2%	7.2%
Forbearance rate	12.3%	13.5%	14.8%

Confidential and proprietary information © 2017 Navient Solutions, LLC. All rights reserved.

FFELP Loans Segment
Credit Quality "Core Earnings" Basis

($'s in millions)	FFELP Education Loan Portfolio			
	June 30, 2017		June 30, 2016	
	Balance	%	Balance	%
Loans in-school/grace/deferment [1]	$5,538		$7,138	
Loans in forbearance [2]	9,814		12,496	
Loans in repayment and percentage of each status				
Loans current	61,108	87.2%	62,527	86.8%
Loans delinquent 31-60 days [3]	3,187	4.5%	2,664	3.7%
Loans delinquent 61-90 days [3]	1,596	2.3%	1,603	2.3%
Loans delinquent greater than 90 days [3]	4,204	6.0%	5,197	7.2%
Total FFELP Loans in repayment	70,095	100%	71,991	100%
Total FFELP Loans, gross	$85,447		$91,625	
Percentage of FFELP Loans in repayment		82.0%		78.6%
Delinquencies as a percentage of FFELP Loans in repayment		12.8%		13.2%
Loans in forbearance as a percentage of loans in repayment and forbearance		12.3%		14.8%

[1] Loans for customers who may still be attending school or engaging in other permitted educational activities and are not yet required to make payments on the loans, e.g., residency periods for medical students or a grace period for bar exam preparation, as well as loans for customers who have requested extension of grace period during employment transition or who have temporarily ceased making payments due to hardship or other factors

[2] Loans for customers who have used their allowable deferment time or do not qualify for deferment, that need additional time to obtain employment or who have temporarily ceased making full payments due to hardship or other factors.

[3] The period of delinquency is based on the number of days scheduled payments are contractually past due.

Confidential and proprietary information © 2017 Navient Solutions, LLC. All rights reserved.

Private Education Loans Segment "Core Earnings" Basis

($ In millions)	Q2 17	Q1 17	Q2 16
Net income	$39	$35	$57
Average Private Education Loans	$23,114	$23,500	$25,700
Net interest margin	3.28%	3.16%	3.50%
Provision for loan losses	$95	$95	$100
Charge-offs	$122	$137	$127
Annualized charge-off rate	2.3%	2.6%	2.2%
Total delinquency rate	6.0%	6.8%	6.1%
Greater than 90-day delinquency rate	2.8%	3.5%	2.9%
Forbearance rate	3.6%	3.6%	3.7%

Confidential and proprietary information © 2017 Navient Solutions, LLC. All rights reserved.

Private Education Loans Segment
Credit Quality "Core Earnings" Basis

($'s in millions)	Private Education Loan Portfolio			
	June 30, 2017		June 30, 2016	
	Balance	%	Balance	%
Loans in-school/grace/deferment [1]	$1,236		$1,636	
Loans in forbearance [2]	870		892	
Loans in repayment and percentage of each status				
Loans current	22,187	94.0%	21,843	93.9%
Loans delinquent 31-60 days [3]	481	2.0%	467	2.0%
Loans delinquent 61-90 days [3]	287	1.2%	287	1.2%
Loans delinquent greater than 90 days [3]	658	2.8%	668	2.9%
Total Private Education Loans in repayment	23,613	100%	23,265	100%
Total Private Education Loans, gross	$25,719		$25,793	
Percentage of Private Education Loans in repayment		91.8%		90.2%
Delinquencies as a percentage of Private Education Loans in repayment		6.0%		6.1%
Loans in forbearance as a percentage of loans in repayment and forbearance		3.6%		3.7%

[1] Deferment includes customers who have returned to school or are engaged in other permitted educational activities and are not yet required to make payments on their loans, e.g., residency periods for medical students or a grace period for bar exam preparation.
[2] Loans for customers who have requested extension of grace period generally during employment transition or who have temporarily ceased making full payments due to hardship or other factors, consistent with established loan program servicing policies and procedures.
[3] The period of delinquency is based on the number of days scheduled payments are contractually past due.

Confidential and proprietary information © 2017 Navient Solutions, LLC. All rights reserved.

Private Education Loans Segment Default Performance

Private Education Loan Historical Defaults by Payments Made



Percent of Total Defaults
100%
50%
0%
55% 55% 68% 77% 82% 86% 89% 91% 92% 93% 94% 95% 96% 98% 99% 100%
13% 9% 6% 4% 3% 2% 1% 1% 1% 1% 1% 1% 1% 1%
12 24 36 48 60 72 84 96 108 120 132 144 156 168 180
Payments Made
Defaults Per Payments Made
Cumulative Defaults

Private Education Loans Outstanding by Payments Made



$'s in billions
$20 $18 $16 $14 $12 $10 $8 $6 $4 $2 $0
$2.4 $1.6 $1.2
$2.2 $1.4 $1.4
$2.6 $1.6 $1.2
$3.9 $2.5 $1.7
$4.1 $3.4 $2.7
$14.1 $15.2 $17.5
Not Yet in Repayment
0 - 12 Payments
13 - 24 Payments
25 - 36 Payments
37 - 48 Payments
More than 48 Payments
As of 6/30/2015
As of 6/30/2016
As of 6/30/2017

- Average number of payments made on loans in the Private Education Loan Portfolio is 67
- The probability of default substantially diminishes as the number of payments made increases
- As of June 30, 2017, 68% of the portfolio has made more than 48 payments compared with 48% two years ago

As of June 30, 2017

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Private Education Loan Seasoning – "Core Earnings" Basis

June 30, 2017

Traditional Portfolio

	Monthly Scheduled Payments Received											
Loan Status	0-12 payments		13-24 payments		25-36 payments		37-48 payments		More than 48 payments		**Total**	
Not Yet in Repayment											**1,122**	
Loans in Forbearance	208	16.2%	85	8.3%	87	5.7%	92	3.8%	299	1.8%	**771**	3.4%
Loans in Repayment- Current	928	72.4%	813	79.4%	1,292	84.2%	2,118	88.3%	15,345	94.6%	**20,496**	91.3%
Loans in Repayment- Delinq 31-60 days	41	3.2%	34	3.3%	46	3.0%	65	2.7%	227	1.4%	**413**	1.8%
Loans in Repayment- Delinq 61-90 days	29	2.3%	25	2.4%	32	2.1%	34	1.4%	120	0.7%	**240**	1.1%
Loans in Repayment- Delinq 90 + days	76	5.9%	67	6.5%	77	5.0%	90	3.7%	231	1.4%	**541**	2.4%
Total Loans in Repayment or Forbearance	**$ 1,282**	**100%**	**$ 1,024**	**100%**	**$ 1,534**	**100%**	**$ 2,399**	**100%**	**$ 16,222**	**100%**	**$ 22,461**	**100%**
Charge-offs as a % of loans in repayment	**8.8%**		**6.2%**		**4.4%**		**2.9%**		**0.9%**		**2.0%**	

Non Traditional Portfolio

	Monthly Scheduled Payments Received											
Loan Status	0-12 payments		13-24 payments		25-36 payments		37-48 payments		More than 48 payments		**Total**	
Not Yet in Repayment											**114**	
Loans in Forbearance	33	27.6%	13	10.2%	12	6.5%	12	4.3%	29	2.2%	**99**	4.9%
Loans in Repayment- Current	55	46.2%	88	68.8%	141	74.5%	223	81.4%	1,184	90.3%	**1,691**	83.6%
Loans in Repayment- Delinq 31-60 days	8	6.6%	7	5.1%	9	4.7%	10	3.7%	34	2.6%	**68**	3.4%
Loans in Repayment- Delinq 61-90 days	6	4.7%	5	3.9%	6	3.1%	9	3.1%	21	1.6%	**47**	2.3%
Loans in Repayment- Delinq 90 + days	18	14.8%	15	11.9%	21	11.1%	20	7.1%	43	3.3%	**117**	5.8%
Total Loans in Repayment or Forbearance	**$ 120**	**100%**	**$ 128**	**100%**	**$ 189**	**100%**	**$ 274**	**100%**	**$ 1,311**	**100%**	**$ 2,022**	**100%**
Charge-offs as a % of loans in repayment	**26.1%**		**9.5%**		**8.0%**		**6.3%**		**2.5%**		**5.2%**	

Total

	Monthly Scheduled Payments Received											
Loan Status	0-12 payments		13-24 payments		25-36 payments		37-48 payments		More than 48 payments		**Total**	
Not Yet in Repayment											**1,236**	
Loans in Forbearance	241	17.2%	98	8.5%	99	5.7%	104	3.9%	328	1.9%	**870**	3.6%
Loans in Repayment- Current	983	70.1%	901	78.2%	1,433	83.2%	2,341	87.6%	16,529	94.3%	**22,187**	90.6%
Loans in Repayment- Delinq 31-60 days	49	3.5%	41	3.6%	55	3.2%	75	2.8%	261	1.5%	**481**	2.0%
Loans in Repayment- Delinq 61-90 days	35	2.5%	30	2.6%	38	2.2%	43	1.6%	141	0.8%	**287**	1.2%
Loans in Repayment- Delinq 90 + days	94	6.7%	82	7.1%	98	5.7%	110	4.1%	274	1.6%	**658**	2.7%
Total Loans in Repayment or Forbearance	**$ 1,402**	**100%**	**$ 1,152**	**100%**	**$ 1,723**	**100%**	**$ 2,673**	**100%**	**$ 17,533**	**100%**	**$ 24,483**	**100%**
Charge-offs as a % of loans in repayment	**9.4%**		**6.4%**		**4.9%**		**3.3%**		**1.1%**		**2.3%**	

Confidential and proprietary information © 2017 Navient Solutions, LLC. All rights reserved.

Private Education Loans Segment Troubled Debt Restructurings (TDR)

Delinquency & Forbearance Usage

TDR Loans ($ in millions)	2Q 17	1Q 17	2Q 16
Total delinquencies	$1,145	$1,240	$1,138
Total delinquency rate as a % of loans in repayment	12.0%	13.0%	11.9%
Greater than 90-day delinquencies	$567	$657	$554
Greater than 90-day delinquency rate as a % of loans in repayment	6.0%	6.9%	5.8%
Forbearance	$624	$598	$648
Forbearance rate	6.2%	5.9%	6.3%

Non-TDR Loans ($ in millions)	2Q 17	1Q 17	2Q 16
Total delinquencies	$281	$209	$284
Total delinquency rate as a % of loans in repayment	2.0%	1.8%	2.1%
Greater than 90-day delinquencies	$91	$89	$114
Greater than 90-day delinquency rate as a % of loans in repayment	0.6%	0.8%	0.9%
Forbearance	$246	$195	$244
Forbearance rate	1.7%	1.6%	1.7%

Allowance for Loan Loss

	June 30, 2017		
($ in millions)	Allowance	Ending Balance	Allowance as % of Ending Balance
Non-TDR Loans	$ 133	$ 15,074	0.9%
TDR Loans	1,153	10,645	10.8%
Total before RPCO	1,286	25,719	5.0%
RPCO		784	0.0%
Total	$ 1,286	$ 26,503	4.9%

	June 30, 2016		
	Allowance	Ending Balance	Allowance as % of Ending Balance
Non-TDR Loans	$ 247	$ 14,974	1.6%
TDR Loans	1,163	10,819	10.7%
Total before RPCO	1,410	25,793	5.5%
RPCO		847	0.0%
Total	$ 1,410	$ 26,640	5.3%

Receivable for Partially Charged-Off Private Education Loans (RPCO)

Confidential and proprietary information © 2017 Navient Solutions, LLC. All rights reserved.

Business Services Segment
"Core Earnings" Basis

(In Millions)	Q2 17	Q1 17	Q2 16
Net income	$81	$77	$81
Number of accounts serviced for Department of Education	6.0	6.1	6.2
Total federal loans serviced (in billions)	$293	$295	$289
Contingent collections receivables inventory (in billions):			
Education loan inventory	$8.6	$8.8	$10.1
Other inventory	$12.3	$9.9	$9.1
Total contingent collections receivables inventory (in billions)	$20.9	$18.7	$19.2

Confidential and proprietary information © 2017 Navient Solutions, LLC. All rights reserved.

Business Processing Solutions

Well-positioned for growth

- Strong business franchise
  - Capacity to process large volume of transactions and manage complex administrative requirements
  - Robust compliance-driven culture driven by a "customer first" approach
  - Industry leading scale and performance
  - Flexible, leading-edge capabilities
- Diverse portfolio of customers and services
  - Federal contracts
  - State and municipal contracts
  - Healthcare revenue cycle management
  - Toll road authorities

Business Services Revenue[1]



$800
$700
$600
$500
$400
$300
$200
$100
$0
$'s in millions
$595
$625
$328
2015
2016
YTD 2017 2
Education Related Revenues
Non-Education Related Revenues

[1] Excludes intercompany servicing revenue
[2] As of June 30, 2017

Confidential and proprietary information © 2017 Navient Solutions, LLC. All rights reserved.

Business Services Segment
Federal Loan Servicing



Total Federal Loans Serviced
$325
$300
$275
$250
$225
$'s in billions
2013
2014
2015
2016
2Q 2017

Confidential and proprietary information © 2017 Navient Solutions, LLC. All rights reserved.

Higher Education Industry

Confidential and proprietary information © 2017 Navient Solutions, LLC. All rights reserved.

In Its Role As Student Loan Servicer, Navient Helps Borrowers Successfully Repay Their Loans



1
Congress sets interest rate formula, loan limits, and repayment terms.
2
Colleges set tuition and fees.
3
Families select the college, and borrow to pay the cost of attendance to the school.
4
ED issues loans at congressionally set terms, distributes proceeds to school, and assigns loan to a servicer.
DEPARTMENT OF EDUCATION
UNITED STATES OF AMERICA
5
Navient works with borrowers to help them assess multiple repayment options and successfully repay loans.
NAVIENT
6
Loan repaid

Confidential and proprietary information © 2017 Navient Solutions, LLC. All rights reserved.

The Majority Of Student Loan Balances Are Less Than $20,000

Distribution Of Borrowers By Average Balance, 2015


16%
19%
19%
23%
23%
Less than $5,000
$5,000-$9,999
$10,000-$19,999
$20,000-$39,999
$40,000 or more

College Board, "Distribution Of Borrowers By Amount Of Outstanding Education Debt, 2015," Trends In Student Aid 2016, 10/26/16

Confidential and proprietary information © 2017 Navient Solutions, LLC. All rights reserved.

On An Individual Basis, Student Debt Is More Reasonable Than May Be Evident

The average debt of bachelor's degree holders is now around $28,000 in real terms…

Average debt of four-year bachelor's degree recipients (2015 USD)

…This translates to an increase in monthly payments of about $60 compared to 1999-00 graduates.

Monthly payments over time



Thousands (2015 Dollars)
30
25
20
15
10
5
0
$22,800
$28,100
1999-00
2014-15
$61.50
$323.38
2015 Dollars
1999-00
2014-15

Source: College Board: *Trends in Student Aid 2016*, "Cumulative Debt: Bachelor's Degree Recipients"; National Center for Education Statistics, "Degrees/certificates conferred by postsecondary institutions, by control of institution and level of degree: 1969-70 through 2012-13"

Confidential and proprietary information © 2017 Navient Solutions, LLC. All rights reserved.

The Borrowers Who Struggle The Most Are Often Non-Completers With Low Levels Of Debt

Borrowers who do not complete a degree default at a rate almost three times higher than borrowers who earned a degree …

Borrowers in default by attainment



2.8X
25%
9%
Percent (%)
25
20
15
10
5
0
Completed degree
Did Not Complete Degree

… As a result, borrowers who run into trouble repaying usually have below-average amounts of debt.

3-year default rate by loan size, 2011 repayment cohort (Parentheses contain share of all defaults)



Percent (%)
25
20
15
10
5
0
(35%)
(31%)
(18%)
(11%)
(4%)
<$5,000
$5-10,000
$10-20,000
$20-40,000
>$40,000

Source: President's Council of Economic Advisors, "Investing In Higher Education: Benefits, Challenges, And The State Of Student Debt," July 2016
Note: Years are fiscal years. Loan size is based on balance of loan when entering repayment.

Confidential and proprietary information © 2017 Navient Solutions, LLC. All rights reserved.

Recent College Graduates Have Seen Wages Increase Since The Great Recession

Median wages for recent graduates by degree type



Bachelor's degree
High school diploma
+5.9%
-6.5%
45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
Dollars, $ (2016)
2008
2009
2010
2011
2012
2013
2014
2015
2016

- Median wages for recent college graduates have continued to rise since the Great Recession, increasing more than 5.9 percent since 2008.
- Since 2012, recent college graduates have seen median wages rise even more quickly, by 8.5 percent.
- Median wages for workers with only a high school diploma have fallen 6.5 percent over that same time period.

Source: Federal Reserve Bank Of New York, "The Labor Market for Recent College Graduates: Wages," last updated January 11, 2017.

Notes: Annual wages are expressed in constant 2016 dollars. Recent college graduates are those aged 22 to 27 with a bachelor's degree only; high school graduates are those aged 22 to 27 with a high school diploma only. Figures are for full-time workers and exclude those currently enrolled in school.

Confidential and proprietary information © 2017 Navient Solutions, LLC. All rights reserved.

Delinquency Rates for the Class of 2016 are One-Third that of the Class of 2010

Federal loan delinquency rates six months after end of grace period and unemployment for bachelor's degree holders



Unemployment
31+ Days Delinquent
91+ Days Delinquent
Delinquency Rate (%)
Unemployment Rate (%)
30
27
24
21
18
15
12
9
6
3
0
6.5
6.0
5.5
5.0
4.5
4.0
3.5
3.0
2.5
2.0
1.5
29
22
25
18
23
16
16
11
13
9
11
7
9
6
Class Of 2010
Class Of 2011
Class Of 2012
Class Of 2013
Class Of 2014
Class Of 2015
Class Of 2016
January 2010 to June 2017

Source: Navient data and US. Bureau of Labor Statistics, Unemployment Rate - College Graduates - Bachelor's Degree, 25 to 34 years [CGBD2534], retrieved from FRED, Federal Reserve Bank of St. Louis.

This preliminary Class of 2016 data includes borrowers who entered repayment in November and December 2016, and will be updated with borrowers entering repayment in January 2017 later this summer/fall.

Confidential and proprietary information © 2017 Navient Solutions, LLC. All rights reserved.

Navient's Default Prevention Expertise Was A Key Factor In The Decline Of The National Default Rate

- The cohort default rate (CDR) measures the percent of borrowers who defaulted on a student loan within three years of entering repayment.
- In 2016, the Department of Education announced the 2013 three-year CDR fell from 11.8 percent to 11.3 percent.
- The three-year CDR for Navient-serviced customers was 8.4 percent, 31 percent lower than the national rate excluding Navient-serviced borrowers.
- Navient serviced 22 percent of all federal borrowers entering repayment in the 2013 cohort period, meaning Navient's performance had a significant impact on the overall cohort default rate.

2013 three-year cohort default rate



11.3%
Navient's CDR is
31 percent lower
than all others
8.4%
Default rate (%)
All borrowers
Navient-serviced borrowers

Source: "Official Cohort Default Rates for Schools," Federal Student Aid, 9/28/16; Navient data
The 2013 Cohort Default Rate analyzes data from the group of borrowers who entered repayment between Oct. 1, 2012 and Sept. 30, 2013, and who defaulted in a three-year window by fall of 2015. To isolate the difference in defaults between Navient borrowers and others, the difference is calculated by removing Navient's market share from the overall national cohort default rate.

Confidential and proprietary information © 2017 Navient Solutions, LLC. All rights reserved.

The Benefits Of Obtaining A College Degree Outweigh The Costs By A Wide Margin



Cumulative earnings net of college repayment costs
High School Diploma
Bachelor's Degree
$ 1.2 M
$ 1.0 M
$ 0.8 M
$ 0.6 M
$ 0.4 M
$ 0.2 M
$ 0.0 M
Cumulative earnings (2014 USD)
15 20 25 30 35 40 45 50 55 60 65
Age
+48.14%
A college degree pays for itself by age 34

"Combined, the workers with a Bachelor's degree or higher have accounted for 73 percent (8.4 million) of the 11.6 million jobs gained in the recovery."
– Georgetown University Researchers, 2016

"The lifetime financial benefits of an education have never been so high."
– Guillaume Vandenbrouckemes, Federal Reserve Bank of St. Louis, 2015

Source: Jennifer Ma, Matea Pender, and Meredith Welch, "Education Pays 2016," College Board, 2016; Guillaume Vandenbroucke, "Lifetime Benefits of an Education Have Never Been So High," St. Louis Fed, July 2015; Anthony Carnevale, Tamara Jayasundera, Artem Gulish, Analysis Of Current Population Survey Data, *America's Divided Recovery*, Georgetown University Center On Education And The Workforce, June 2016

Confidential and proprietary information © 2017 Navient Solutions, LLC. All rights reserved.

Young Adults Who Complete A College Degree Score Higher On Financial Health, Including Employment & Incomes

Financial health index score



100
80
60
40
20
0
Percent (%)
No college degree
College degree (associate or higher)
19%
33%
60%
59%
21%
8%
"Excellent"
"Good"
"Poor"

Employment status



Employed full time
Employed part time
Advanced degree
89%
8%
Bachelor's degree
83%
7%
Associate degree
61%
18%
Some college, no degree
49%
17%
High school or less
49%
14%
0
20
40
60
80
100
Percent (%)

Financial health self-assessment



Advanced degree
8.4
Bachelor's degree
7.0
Associate degree
6.6
Some college, no degree
5.7
High school or less
6.2

Median personal income



100,000
80,000
60,000
40,000
20,000
0
Dollars ($)
$42,500
$37,500
$47,500
$62,500
$95,000
High school or less
Some college, no degree
Associate degree
Bachelor's degree
Advanced degree

When young adults were asked to rate themselves on their current financial health, their average self-assessment increased to 6.5 on a scale of 1-10, compared to 6.2 in 2015.
Source: "Money Under 35", Ipsos and Navient, October 2016

Confidential and proprietary information © 2017 Navient Solutions, LLC. All rights reserved.

Overall, 4 In 10 Did Not Borrow For Their Education & 2 In 10 Borrowed & Finished Paying Their Student Loans


Did not borrow
Borrowed, paid off
Borrowed, still have debt
College borrowing status
39%
40%
21%
College borrowing status by age
100%
80%
60%
40%
20%
0%
44%
41%
37%
38%
43%
12%
15%
24%
25%
29%
44%
44%
39%
36%
28%
Age 22-24
Age 25-27
Age 28-30
Age 31-33
Age 34-35

- Young adults between 28 and 30 years old, who were likely to have attended college during the Great Recession, borrowed more often (63 percent).
- At the same time, 22–24 year-olds – who were more likely to have attended college during the economic upturn that followed the recession and are likely to have fewer years of college attendance – borrowed less often (56 percent).

Source: "Money Under 35", Ipsos and Navient, October 2016

Confidential and proprietary information © 2017 Navient Solutions, LLC. All rights reserved.

Today's repayment options are numerous and complex

Forbearance

Discretionary Forbearance

- Hardship Forbearance

Mandatory Forbearance

- Medical or Dental Internship Residency
- Department of Defense Student Loan Repayment Programs
- National Service
- Active Military State Duty
- Student Loan Debt Burden
- Teacher Loan Forgiveness

Mandatory Administrative Forbearance

- Local or National Emergency
- Military Mobilization
- Designated Disaster Area
- Repayment Accommodation
- Teacher Loan Forgiveness


Forbearance
Deferments
2017
Forgiveness
Repayment Plans

Forgiveness

1. Teacher Loan Forgiveness
2. Loan Forgiveness for Service in Areas of National Need
3. Civil Legal Assistance Attorney Student Loan Repayment Program
4. Income Contingent Repayment Plan Forgiveness
5. Income Based Repayment Plan Forgiveness
6. Pay As You Earn Repayment Plan Forgiveness
7. Income Based 2014 Repayment Plan Forgiveness
8. REPAYE Repayment Plan Forgiveness
9. Public Service Loan Forgiveness

Deferment

1. School (1)
2. School Full-Time (2)
3. School Half-Time (2)
4. Post Enrollment (1)
5. Graduate Fellowship (3)
6. Unemployment Deferment – 2 years (2)
7. Unemployment Deferment – 3 years (1)
8. Economic Hardship (1)
9. Rehabilitation Training Program (3)
10. Military Service (3)
11. Post-Active Duty Student (3)
12. Teacher Shortage(2)
13. Internship/Residency Training (2)
14. Temporary Total Disability (2)
15. Armed Forces or Public Health Services (2)
16. National Oceanic and Atmospheric Administration Corps (2)
17. Peace Corps, ACTION Program, and Tax-Exempt Organization Volunteer (2)
18. Parental Leave (2)
19. Mother Entering/Re-entering Work Force (2)

Repayment plans

1. DL Standard Pre-HERA
2. FFELP/DL Standard Post-HERA (4)
3. DL Graduated Pre-HERA
4. FFELP/DL Graduated Post –HERA (4)
5. DL Extended Pre-HERA
6. FFELP/DL Extended Post-HERA (4)
7. Income-Sensitive
8. Income-Contingent Ver. 1 (5)
9. Income-Contingent Ver. 2 (5)
10. Income-Contingent Ver. 3
11. Forced Income-Driven
12. Income-Based
13. Pay As You Earn
14. Income-Based 2014
15. Alternative (6)
16. REPAYE

<u>Effective Date Details</u>

(1) Limited to FFELP borrowers with all new loans made on or after July 1, 1993; All DL are eligible.
(2) Limited to FFELP borrowers with all loans made on or after July 1, 1987 and prior to July 1, 1993; DL eligible if borrower has FFELP loan made during this period.
(3) All FFELP and DL loans eligible regardless of disbursement date
(4) HERA aligned FFELP and DL repayment plans for loans first entering repayment on or after July 1, 2006.
(5) Pre July 1, 1996, ICR plans, the DL borrower can choose between ICR1 - the Formula Amount, or ICR2 – the Capped Amount.
(6) The DL borrower can request from 5 alternative repayment plans: Fixed Payment Amount, Fixed Term, Graduated Repayment, Negative Amortization, or Post REPAYE.

Confidential and proprietary information © 2017 Navient Solutions, LLC. All rights reserved. 090716

Funding & Liquidity

Confidential and proprietary information © 2017 Navient Solutions, LLC. All rights reserved.

2nd Quarter 2017 Capital Markets Summary

- Purchased $7.1 billion of education loans
  - Closed $2.0 billion private education asset backed commercial paper facility, maturing June 2020
  - Increased the maximum financing amount of FFELP ABCP facility from $6.75 billion to $7.75 billion and extended its maturity date to April 2019

- Issued one FFELP ABS transaction totaling $1.0 billion
  - FFELP ABS spreads continue to improve with each successive deal

- Managed our unsecured debt footprint in order to match cashflows
  - Issued $500 million in benchmark Senior Notes, due June 25, 2025
  - Re-opened $52 million of Senior Notes due March 25, 2021
  - Retired $252 million of 2018 unsecured debt

- Returned $210 million to shareholders through share repurchases and dividends
  - Continued to repurchase shares well below our expectations for Navient's intrinsic value

- Maintained a tangible net asset ratio of 1.22x
  - This ratio has consistently remained within our target range of 1.2x to 1.3x for the past five years

The tangible net asset ratio equals GAAP tangible assets less secured debt and other liabilities adjusted for the impact of derivative accounting under GAAP and unamortized net floor premiums divided by unsecured debt.

Confidential and proprietary information © 2017 Navient Solutions, LLC. All rights reserved.

Secured Funding

2017 Issuance ($mm)[1]			
1	Citigroup	$7,575	Credit Card
2	AmeriCredit / GM Financial	$7,088	Auto/Floorplan
3	AMEX	$6,467	Credit Card
4	Ford	$6,393	Auto/Floorplan
5	Santander	$5,554	Auto
6	Ally	$4,421	Auto/Floorplan
7	Nissan	$3,474	Auto/Floorplan
8	Hyundai	$3,186	Auto
9	SoFi	$3,152	Consumer/Student Loan
10	Capital One	$3,000	Credit Card
11	Discover	$2,975	Credit Card
12	**Navient**	**$2,925**	**Student Loan**
13	Mercedes-Benz	$2,718	Auto
14	Verizon	$2,589	Other
15	CarMax	$2,310	Auto
16	Toyota	$2,196	Auto
17	Bank America	$2,000	Credit Card
18	World Omni	$1,961	Auto
19	Royal Bank of Canada (Golden)	$1,600	Credit Card
20	Chase	$1,550	Credit Card

Table Source: J.P. Morgan, ABS volume priced as of June 30, 2017

[1] Santander includes Drive Auto Receivables Trust ("DRIVE") and Chrysler Capital Auto Receivables Trust ("CCART") deals

- Navient is among the largest issuers of ABS globally, having issued over $280 billion of Private Education and FFELP ABS transactions to date
- Over $86 billion of securitizations on balance sheet
- Available capacity under FFELP secured facilities is $2.4 billion
- Available capacity under Private Education Loan secured facilities is $255 million

Confidential and proprietary information © 2017 Navient Solutions, LLC. All rights reserved.

FFELP ABS Transactions

	NAVSL 2017-4					NAVSL 2017-3				
Pricing Date: **Settlement Date:**	July 18, 2017 July 27, 2017					April 10, 2017 April 20, 2017				
Issuance Amount:	$1,015M					$1,001M				
Collateral:	US Govt. Guaranteed FFELP Stafford, Plus and Consolidation Loans					US Govt. Guaranteed FFELP Stafford, Plus and Consolidation Loans				
Prepayment Speed [1]:	6% CPR Stafford / 4% CPR Consolidation					6% CPR Stafford / 4% CPR Consolidation				
Tranching:	Class	Rating (Moody's)	Amt. ($M)	WAL [1]	Pricing [2]	Class	Rating (Moody's)	Amt. ($M)	WAL [1]	Pricing [2]
	A1	Aaa	$308	1.25	L + 0.24%	A1	Aaa	$296	1.25	L + 0.30%
	A2	Aaa	$220	3.86	L + 0.50%	A2	Aaa	$175	3.62	L + 0.60%
	A3	Aaa	$472	8.25	L + 1.00%	A3	Aaa	$530	8.35	L + 1.05%
	B	Aaa	$15	11.24	L + 1.75%					

[1] Estimated based on a variety of assumptions concerning loan repayment behavior, as more fully described in the related prospectus, which may be obtained from the underwriters of these transactions. Actual average life may vary significantly from estimates.

[2] Pricing represents the reoffer yield to expected call.

Confidential and proprietary information © 2017 Navient Solutions, LLC. All rights reserved.

Private Education Loan ABS Transactions

	NAVSL Trust 2016-A					NAVSL Trust 2015-C				
Pricing Date: **Settlement Date:**	January 28, 2016 February 4, 2016					December 1, 2015 December 10, 2015				
Issuance Amount:	$488M					$359M				
Collateral:	Private Education Loans					Private Education Loans				
Prepayment Speed [1]:	4% Constant Prepayment Rate					4% Constant Prepayment Rate				
Tranching:	Class	Rating (Moody's)	Amt. ($M)	WAL [1]	Pricing [2]	Class	Rating (S&P)	Amt. ($M)	WAL [1]	Pricing [2]
	A1	Aaa	$130	1.0	L + 1.10%	A	AAA	$309	1.6	L + 1.50%
	A2A	Aaa	$150	6.6	S + 2.40%	B	A	$50	3.5	S + 2.75%
	A2B	Aaa	$150	6.6	L + 2.55%					
	B	Aa3	$58	10.9	S + 3.80%					

[1] Estimated based on a variety of assumptions concerning loan repayment behavior, as more fully described in the related prospectus, which may be obtained from the underwriters of these transactions. Actual average life may vary significantly from estimates.

[2] Yield on fixed rate tranches A2A and B for 2016-A and B for 2015-C were 3.95%, 5.72% and 4.03% respectively.

Confidential and proprietary information © 2017 Navient Solutions, LLC. All rights reserved.

Managing Unsecured Debt Maturities

(par value, $ in billions)



$1.4
$0.5
$2.5
$1.5
$2.4
$2.4
$2.1
$2.1
$0.6
$1.4
$0.8
$1.5
$1.0
$1.5
$1.4
$1.4
$0.1
$0.6
$0.0
$0.0
$0.0
$0.0
$1.7
$1.6
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028+
As of June 30, 2016
As of June 30, 2017

Long Term Conservative Funding Approach

- Important to maintain our credit ratings to support ongoing access to the unsecured debt markets
  - Reduced 2018 maturities by $1 billion or 40% compared to the prior year
  - Continued our cashflow matching strategy, issuing long, and buying back near term maturities
- Manage tangible net asset ratio to a range of 1.2x to 1.3x
  - 1.22x as of June 30, 2017

The tangible net asset ratio equals GAAP tangible assets less secured debt and other liabilities adjusted for the impact of derivative accounting under GAAP and unamortized net floor premiums divided by unsecured debt.

Confidential and proprietary information © 2017 Navient Solutions, LLC. All rights reserved.

Conservative Unsecured Debt Profile

Unsecured Debt Profile



Years Ending December 31
(par value, $ in billions)
$35
$30
$25
$20
$15
$10
$5
$0
$18.3
$23.0
$17.5
$22.1
$15.1
$18.8
$13.9
$17.2
$14.4
$17.6
2013
2014
2015
2016
2017*
Unsecured Debt Outstanding
Tangible Net Assets

*as of 6/30/2017

	Fitch	Moody's	S&P
Unsecured Debt Rating	BB	Ba3	B+
Outlook	Stable	Stable	Negative

Highlights

- Total education loan portfolio is 76% funded to term
- Issued $0.5 billion of unsecured debt and paid down $0.3 billion in 2Q 2017
- Tangible net asset ratio within our target range of 1.2x to 1.3x for the past five years

The tangible net asset ratio equals GAAP tangible assets less secured debt and other liabilities adjusted for the impact of derivative accounting under GAAP and unamortized net floor premiums divided by unsecured debt.

Confidential and proprietary information © 2017 Navient Solutions, LLC. All rights reserved.

Education Loan Portfolio Generates Significant Cash Flows

Projected Life of Loan Cash Flows over ~20 Years

$'s in Billions	
FFELP Cash Flows	**06/30/17**
Secured	
Residual (including O/C)	$7.6
Floor Income	1.9
Servicing	3.0
Total Secured	$12.5
Unencumbered	1.3
Total FFELP Cash Flows	**$13.8**
Private Credit Cash Flows	
Secured	
Residual (including O/C)	$11.9
Servicing	0.9
Total Secured	$12.8
Unencumbered	3.6
Total Private Cash Flows	**$16.4**
Combined Cash Flows before Unsecured Debt	**$30.2**

These projections are based on internal estimates and assumptions and are subject to ongoing review and modification. These projections may prove to be incorrect.

Enhancing Cash Flows

- Generated $1.7 billion of cash flows in YTD 2017
- Issued $1.4 billion of unsecured debt and paid down $0.8 billion in YTD 2017
- Returned $0.4 billion to shareholders through share repurchases and dividends in YTD 2017
- Acquired $7.9 billion of student loans in YTD 2017
- $30.2 billion of estimated future cash flows remain over ~ 20 years
  - Includes ~$11 billion of overcollateralization[1] (O/C) to be released from residuals
- $3.6 billion of unencumbered student loans
- $1.1 billion of hedged FFELP Loan embedded floor income

[1] Includes $1.7B O/C related to seven private education ABS trusts securing our private education loan ABS repurchase transactions

Confidential and proprietary information © 2017 Navient Solutions, LLC. All rights reserved.

FFELP Cash Flows Highly Predictable

$'s in millions

as of 6/30/2017	2017	2018	2019	2020	2021	2022	2023	2024
Projected FFELP Average Balance	$83,103	$77,970	$70,742	$63,559	$56,744	$49,984	$43,384	$37,008
Projected Excess Spread	$429	$865	$811	$727	$680	$657	$590	$527
Projected Servicing Revenue	$202	$389	$361	$332	$305	$276	$243	$208
Projected Total Revenue	$632	$1,254	$1,171	$1,059	$985	$933	$833	$735
	2025	**2026**	**2027**	**2028**	**2029**	**2030**	**2031**	**2032+**
Projected FFELP Average Balance	$30,857	$25,057	$19,975	$15,872	$12,412	$9,141	$6,241	$1,691
Projected Excess Spread	$474	$409	$332	$262	$227	$192	$141	$261
Projected Servicing Revenue	$174	$139	$110	$86	$69	$53	$37	$57
Projected Total Revenue	$648	$547	$442	$348	$295	$245	$179	$318

- Total Cash Flows from Projected Excess Spread = $7.6 Billion
- Total Cash Flows from Projected Servicing Revenues = $3.0 Billion

Assumptions
No Floor Income, CPR/CDR = 4%
These projections are based on internal estimates and assumptions and are subject to ongoing review and modification. These projections may prove to be incorrect.
*Numbers may not add due to rounding

Confidential and proprietary information © 2017 Navient Solutions, LLC. All rights reserved.

Secured Cash Flow

$ in Millions		2Q17YTD		2016		2015		2014
FFELP								
Term Securitized								
Servicing (Cash Paid)	$	160	$	342	$	387	$	407
Net Residual[1] (Excess Distributions)		364		624		724		680
Other Secured FFELP								
Net Cash Flow [2, 3]		343		503		244		216
Total FFELP	$	867	$	1,469	$	1,354	$	1,302
Private Credit								
Term Securitized								
Servicing (Cash Paid)	$	83	$	180	$	188	$	189
Residual (Excess Distribution)		207		330		198		226
Other Secured Financings								
Net Cash Flow		37		33		35		26
Total Private Credit	$	327	$	543	$	420	$	441
Total Proceeds from Residual Sales								
Total FFELP and Private Credit	$	1,194	$	2,013	$	1,774	$	1,743

Average Principal Balances		2Q17YTD		2016		2015		2014
FFELP								
Term FFELP	$	72,986	$	75,354	$	82,316	$	88,554
Other Secured FFELP		7,881		11,135		12,982		6,525
Total FFELP	$	80,867	$	86,489	$	95,297	$	95,079
Private Credit								
Term Private Credit	$	20,227	$	22,357	$	23,850	$	24,499
Other Secured Financings		1,028		612		993		1,523
Total Private Credit	$	21,255	$	22,969	$	24,843	$	26,022
Total FFELP and Private Credit	$	102,122	$	109,458	$	120,140	$	121,101

Note: Totals may not add due to rounding
[1] Net residual represents excess distribution, net of payments on floor contracts and receipts from basis swaps.
[2] Beginning 2016, Other Secured FFELP net cash flow includes all excess cash on deposit in the FHLB collection account, after bond paydowns. This cash is released to Navient Corp.
[3] Beginning 1Q2017, Net Cash Flow amount reported for all years shown have been revised to include payments made on the revolving credit agreements with Navient Corporation.

Confidential and proprietary information © 2017 Navient Solutions, LLC. All rights reserved.

FFELP ABS

Confidential and proprietary information © 2017 Navient Solutions, LLC. All rights reserved.

Recent FFELP ABS Issuance Characteristics

FFELP ABS Transaction Features	Collateral Characteristics
• Issue size of $500M to $1.0B • Denominated in US$ • Triple-A rated senior notes make up to 100% of issue structure • Floating rate tied to 1 month LIBOR • Amortizing tranches with 1 to 15(+) year average lives • Compliant with U.S. risk retention regulations • Navient Solutions, LLC is master servicer	• Insurance or guarantee of underlying collateral insulates bondholders from most risk of loss of principal [1] • Typically non-dischargeable in bankruptcy • Offer significantly higher yields than government agency securities with comparable risk profiles

[1] Principal and accrued interest on underlying FFELP loan collateral carry insurance or guarantee of 97%-100% dependent on origination year and on meeting the servicing requirements of the U.S. Department of Education.

Confidential and proprietary information © 2017 Navient Solutions, LLC. All rights reserved.

FFELP Loan Program Characteristics

Parameter	Subsidized Stafford	Unsubsidized Stafford	PLUS/Grad PLUS	Consolidation
Borrower	Student	Student	Parents or Graduate Students	Student or Parents
Needs Based	Yes	No	No	N/A
Federal Guarantee of Principal and Accrued Interest	97 - 100%	97 - 100%	97 - 100%	97 - 100%
Interest Subsidy Payments	Yes	No	No	Yes [1]
Special Allowance Payments (SAP)	Yes	Yes	Yes [2]	Yes
Original Repayment Term[4]	120 months	120 months	120 months	Up to 360 months
Aggregate Loan Limit	Undergraduate: $23,000 Graduate: $65,500	Undergraduate [3]: $57,500 Graduate: $138,500	None	None

[1] Only on the subsidized portion of the loan
[2] Only applies for loans made between July 1, 1987 through January 1, 2000 if cap is reached.
[3] Aggregate loan limit for a Dependent Undergraduate is $31,000.
[4] Repayment Term may be extended through various repayment options including Income Driven Repayment plans and Extended Repayment
Note: As of July 1, 2011

Confidential and proprietary information © 2017 Navient Solutions, LLC. All rights reserved.

Navient Stafford & PLUS Loan Prepayments

- Annualized CPRs for Stafford/PLUS ABS trusts have decreased from pre-2008 levels as incentives for borrowers to consolidate have declined
- Higher prepayment activity in mid 2012 was related to the short term availability of the Special Direct Consolidation Loan program
- Prepayments increased beginning in 2014 as we purchased assets from selected transactions to mitigate the risk that certain tranches might remain outstanding past their legal final maturity dates



Historical Stafford/PLUS ABS CPRs by Issuance Vintage
Quarterly CPR*
70%
60%
50%
40%
30%
20%
10%
0%
-10%
4Q2003
2Q2004
4Q2004
2Q2005
4Q2005
2Q2006
4Q2006
2Q2007
4Q2007
2Q2008
4Q2008
2Q2009
4Q2009
2Q2010
4Q2010
2Q2011
4Q2011
2Q2012
4Q2012
2Q2013
4Q2013
2Q2014
4Q2014
2Q2015
4Q2015
2Q2016
4Q2016
2Q2017
2002
2003
2004
2005
2006
2007
2008
2010
2012
2013
2014
2015
2016
2017

* Quarterly CPR assumes School and Grace loans are not scheduled to make payments. Deferment, Forbearance and Repayment loans are scheduled to make payments.

Confidential and proprietary information © 2017 Navient Solutions, LLC. All rights reserved.

Navient Consolidation Loan Prepayments

- CPRs for Consolidation ABS trusts declined significantly following legislation effective in 2006 that prevented in-school and re-consolidation of borrowers' loans
- Higher prepayment activity in mid 2012 was related to the short term availability of the Special Direct Consolidation Loan program



Historical Consolidation ABS CPRs by Issuance Vintage
Quarterly CPR*
25%
20%
15%
10%
5%
0%
-5%
4Q2003
2Q2004
4Q2004
2Q2005
4Q2005
2Q2006
4Q2006
2Q2007
4Q2007
2Q2008
4Q2008
2Q2009
4Q2009
2Q2010
4Q2010
2Q2011
4Q2011
2Q2012
4Q2012
2Q2013
4Q2013
2Q2014
4Q2014
2Q2015
4Q2015
2Q2016
4Q2016
2Q2017
2002
2003
2004
2005
2006
2007
2009
2011
2012
2014

* Quarterly CPR assumes School and Grace loans are not scheduled to make payments. Deferment, Forbearance and Repayment loans are scheduled to make payments.

Confidential and proprietary information © 2017 Navient Solutions, LLC. All rights reserved.

Private Education Loan ABS

Confidential and proprietary information © 2017 Navient Solutions, LLC. All rights reserved.

Recent Private Education Loan ABS Issuance Characteristics

Private Education Loan ABS Transaction Features	Collateral Characteristics
• Issue size of $250M to $750M • Triple-A rated senior notes, Single-A rated subordinated notes • 20-40% Triple-A overcollateralization • Amortizing tranches with 1 to 10 year average lives • Fixed rate or floating rate tied to 1 month LIBOR • Compliant with European risk retention (5% retention) and will comply with U.S. risk retention • Navient Solutions, LLC is master servicer	• Collateralized by loans made to students and parents to fund college tuition, room and board • Underwritten using FICO, Custom Scorecard & judgmental criteria w/risk based pricing • Up to 80% with cosigners, typically a parent • Many seasoned assets benefiting from proven payment history • Typically non-dischargeable in bankruptcy

Confidential and proprietary information © 2017 Navient Solutions, LLC. All rights reserved.

Navient Private Education Loan Programs

	Smart Option	Undergraduate/Graduate/ Med/Law/MBA	Direct-to-Consumer (DTC)	Consolidation	Career Training
Origination Channel	School	School	Direct-to-Consumer	Lender	School
Typical Borrower	Student	Student	Student	College Graduates	Student
Typical Co-signer	Parent	Parent	Parent	Parent	Parent, Spouse
Typical Loan	$10k avg orig bal, 10 yr avg term, in-school payments of interest only, $25 or fully deferred	$10k avg orig bal, 15 yr term, deferred payments	$12k avg orig bal, 15 yr term, deferred payments	$43k avg orig bal, 15-30 year term depending on balance, immediate repayment	$9k avg orig bal, up to 15 yr term, immediate payments
Origination Period	March 2009 to April 2014	All history through 2014	2004 through 2008	2006 through 2008	1998 through 2014
Certification and Disbursement	School certified and disbursed	School certified and disbursed	Borrower self-certified, disbursed to borrower	Proceeds to lender to pay off loans being consolidated	School certified and disbursed
Borrower Underwriting	FICO, custom credit score model, and judgmental underwriting	Primarily FICO	Primarily FICO	FICO and Debt-to-Income	FICO, Debt-to-Income and judgmental underwriting
Borrowing Limits	$200,000	$100,000 Undergraduate, $150,000 Graduate	$130,000	$400,000	Cost of attendance plus up to $6,000 for expenses
School UW	No	No	No	No	Yes
Historical Risk-Based Pricing	L + 2% to L + 14%	P-1.5% to P+7.5% L+0% to L+15%	P+1% to P+6.5% L+6% to L+12%	P - 0.5% to P + 6.5%	P+0% to P+9% L+6.5% to L+14%
Additional Characteristics	▸ Made to students and parents primarily through college financial aid offices to fund 2-year, 4-year and graduate school college tuition, room and board ▸ Also available on a limited basis to students and parents to fund non-degree granting secondary education, including community college, part time, technical and trade school programs ▸ Both Title IV and non-Title IV schools[1]	▸ Made to students and parents through college financial aid offices to fund 2-year, 4-year and graduate school college tuition, room and board ▸ Signature, Excel, Law, Med and MBA Loan brands ▸ Title IV schools only[1] ▸ Freshmen must have a co-signer with limited exceptions ▸ Co-signer stability test (minimum 3 year repayment history)	▸ Terms and underwriting criteria similar to Undergraduate, Graduate, Med/Law/MBA with primary differences being: Marketing channel No school certification Disbursement of proceeds directly to borrower ▸ Title IV schools only[1] ▸ Freshmen must have a co-signer with limited exceptions ▸ Co-signer stability test (minimum 3 year repayment history)	▸ Loans made to students and parents to refinance one or more private education loans ▸ Student must provide proof of graduation in order to obtain loan	▸ Loans made to students and parents to fund non-degree granting secondary education, including community college, part time, technical, trade school and tutorial programs ▸ Both Title IV and non-Title IV schools[1]

[1] Title IV Institutions are post-secondary institutions that have a written agreement with the Secretary of Education that allows the institution to participate in any of the Title IV federal student financial assistance programs and the National Early Intervention Scholarship and Partnership (NEISP) programs.

Confidential and proprietary information © 2017 Navient Solutions, LLC. All rights reserved.

Navient Private Education Trusts

Summary Information

2011 - 2016YTD Issuance Program	Sallie Mae												Navient					
	SLM 11-A	SLM 11-B	SLM 11-C	SLM 12-A	SLM 12-B	SLM 12-C	SLM 12-D	SLM 12-E	SLM 13-A	SLM 13-B	SLM 13-C	SLM 14-A	NAV 14-CT	NAV 14-A	NAV 15-A	NAV 15-B	NAV 15-C	NAV 16-A
Bond Amount ($mil)	562	825	721	547	891	1,135	640	976	1,108	1,135	624	676	463	664	689	700	359	488
Initial AAA Enhancement (%)	21%	18%	24%	27%	26%	25%	25%	21%	26%	22%	28%	24%	30%	30%	32%	36%	48%	41%
Initial Enhancement (%)	21%	18%	24%	27%	26%	25%	25%	21%	15%	13%	20%	15%	17%	22%	23%	36%	40%	34%
Loan Program (%)																		
Signature/Law/MBA/Med	88%	91%	71%	61%	48%	43%	37%	35%	26%	29%	26%	19%	0%	26%	27%	52%	81%	43%
Smart Option	0%	0%	10%	20%	30%	40%	45%	48%	63%	63%	64%	63%	0%	50%	51%	0%	0%	29%
Consolidation	0%	0%	7%	6%	9%	5%	5%	5%	3%	5%	0%	6%	0%	9%	2%	8%	3%	9%
Direct to Consumer	9%	6%	12%	12%	12%	12%	12%	12%	8%	3%	10%	12%	0%	15%	20%	26%	8%	20%
Career Training	3%	3%	0%	1%	1%	0%	0%	0%	0%	0%	0%	0%	100%	0%	0%	13%	8%	0%
Total	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**
Payment Status (%)																		
School, Grace, Deferment	55%	55%	45%	37%	38%	40%	39%	44%	59%	62%	63%	49%	0%	46%	24%	9%	12%	12%
Repayment	43%	43%	52%	60%	60%	57%	59%	54%	39%	36%	36%	50%	99%	53%	68%	89%	85%	84%
Forbearance	2%	3%	2%	2%	2%	3%	2%	2%	2%	2%	1%	1%	1%	1%	8%	2%	3%	3%
WA Term to Maturity (Mo.)	192	189	182	171	164	151	144	148	144	146	143	150	104	161	155	157	159	165
WA Months in Repayment (Mo.)	8	10	20	20	24	24	26	27	25	29	28	32	80	40	30	68	60	51
% Loans with Cosigner	72%	75%	71%	75%	77%	79%	80%	80%	80%	80%	81%	82%	71%	79%	80%	64%	38%	69%
% Loans with No Cosigner	28%	25%	29%	25%	23%	21%	20%	20%	20%	20%	19%	18%	29%	21%	20%	36%	62%	31%
WA FICO at Origination	737	736	733	735	736	737	740	733	741	740	740	742	743	739	731	730	625	720
WA Recent FICO at Issuance	723	722	720	724	726	728	730	722	733	734	733	741	726	737	714	726	690	713
WA FICO (Cosigner at Origination)	747	745	744	745	745	745	748	741	751	750	749	750	749	748	738	742	635	731
WA FICO (Cosigner at Rescored)	736	731	734	732	734	735	738	728	745	746	745	750	735	746	724	739	697	725
WA FICO (Borrower at Origination)	709	710	704	705	705	707	710	702	703	702	705	707	728	707	701	704	619	696
WA FICO (Borrower at Rescored)	690	695	688	700	700	702	698	696	683	684	682	701	701	701	672	704	687	685
WA LIBOR Equivalent Margin[1]	7.40%	7.21%	6.37%	6.74%	6.98%	7.14%	7.18%	7.46%	6.63%	6.64%	6.88%	6.60%	7.01%	6.66%	7.38%	5.58%	9.32%	7.15%

(1) Assumes Prime/LIBOR spread of 3.00% for all transactions.

Confidential and proprietary information © 2017 Navient Solutions, LLC. All rights reserved.

Navient Portfolio Transition to Seasoned Collateral

- Securitized collateral will continue to season given the company transitioned from originations to portfolio acquisition and management
- Most defaults occur early in repayment; loan performance improves as loans season
- As of June 2017, the private securitized loan portfolio is approximately 92 months into repayment; about 82% of total expected defaults have already occurred

Distribution of Defaults by Months Since Repayment Begin Date



Trust Portfolio Average Time in Repayment as of each Year End
2012
2013
2014
2015
2016
2017 YTD
30%
25%
20%
15%
10%
5%
0%
Percent of Total Defaults
12
24
36
48
60
72
84
96
108
120
132
144
156
168
Months Since Repayment Begin Date
Defaults Per Month Since Repayment Begin Date (Managed Portfolio)

Confidential and proprietary information © 2017 Navient Solutions, LLC. All rights reserved.

Navient Private Education Loan Trusts – Prepayment Analysis



Constant Prepayment Rate (CPR)
14%
12%
10%
8%
6%
4%
2%
0%
May-03
Nov-03
May-04
Nov-04
May-05
Nov-05
May-06
Nov-06
May-07
Nov-07
May-08
Nov-08
May-09
Nov-09
May-10
Nov-10
May-11
Nov-11
May-12
Nov-12
May-13
Nov-13
May-14
Nov-14
May-15
Nov-15
May-16
Nov-16
May-17
2002-A
2003-A
2003-B
2003-C
2004-A
2004-B
2005-A
2005-B
2006-A
2006-B
2006-C
2007-A
2009-D
2009-CT
2010-A
2010-B
2010-C
2011-A
2011-B
2011-C
2012-A
2012-B
2012-C
2012-D
2012-E
2013-A
2013-B
2013-C
2014-A
2014-CT
NAVI 2014-A
2015-A
2015-B
2015-C
2016-A

Confidential and proprietary information © 2017 Navient Solutions, LLC. All rights reserved.

Cohort Default Triangles

- The following cohort default triangles provide loan performance information for certain Private Education Loans of Navient Corporation and its consolidated subsidiaries that such subsidiaries' securitization criteria (including those criteria listed below):
  - Program types include Undergraduate/Graduate[1], Direct-to-Consumer ("DTC")[2], Career Training[3] and Private Consolidation Loans
  - FICO scores are based on the greater of the borrower and cosigner scores as of a date near the loan application and must be at least 640
- The cohort default triangles are not representative of the characteristics of the portfolio of Private Education Loans of Navient Corporation and its consolidated subsidiaries as a whole or any particular securitization trust

1. *Undergraduate/Graduate loans marketed under the Signature Student Loan brand.*
2. *Direct-to-Consumer Loans marketed under the Tuition Answer brand.*
3. *Career Training loans provide eligible borrowers financing at technical, trade, K-12 or tutoring schools.*

Confidential and proprietary information © 2017 Navient Solutions, LLC. All rights reserved.

Cohort Default Triangles

- The cohort default triangles featured on subsequent slides are segmented by loan program type, FICO score, cosigner status, and school type

- Terms and calculations used in the cohort default triangles are defined below:

  - Repayment Year – The calendar year loans entered repayment

  - Disbursed Principal Entering Repayment – The amount of principal entering repayment in a given year, based on disbursed principal prior to any interest capitalization

  - Years in Repayment – Measured in years between repayment start date and default date. Zero represents defaults that occurred prior to the start of repayment.

  - Periodic Defaults – Defaulted principal in each Year in Repayment as a percentage of the disbursed principal entering repayment in each Repayment Year
    - Defaulted principal includes any interest capitalization that occurred prior to default
    - Defaulted principal is not reduced by any amounts recovered after the loan defaulted
    - Because the numerator includes capitalized interest while the denominator does not, default rates are higher than if the numerator and denominator both included capitalized interest

  - Total – The sum of Periodic Defaults across Years in Repayment for each Repayment Year

Confidential and proprietary information © 2017 Navient Solutions, LLC. All rights reserved.

Cohort Default Triangles

Undergraduate/Graduate[1]

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [2,3]																
		0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	**Total**
1998	$11	0.0%	0.0%	0.0%	0.0%	0.0%	0.1%	0.4%	0.8%	0.4%	0.2%	1.5%	0.8%	0.4%	0.4%	0.0%	0.1%	**5.2%**
1999	$28	0.0%	0.0%	0.0%	0.1%	0.8%	0.6%	1.4%	0.4%	0.3%	1.0%	0.5%	0.2%	0.7%	0.3%	0.1%	0.4%	**7.0%**
2000	$71	0.0%	0.0%	0.0%	0.6%	1.2%	1.3%	0.7%	0.9%	1.5%	1.5%	1.0%	0.8%	0.5%	0.4%	0.3%	0.2%	**11.0%**
2001	$196	0.0%	0.0%	0.1%	1.3%	1.7%	1.0%	1.9%	1.3%	2.4%	1.8%	1.5%	0.9%	0.6%	0.4%	0.3%	0.2%	**15.4%**
2002	$411	0.0%	0.2%	0.2%	1.5%	1.5%	2.2%	1.8%	2.6%	2.2%	1.4%	1.0%	0.7%	0.6%	0.6%	0.3%	0.2%	**17.1%**
2003	$732	0.0%	0.2%	0.7%	1.3%	2.3%	1.9%	3.0%	2.7%	1.9%	1.2%	0.8%	0.7%	0.6%	0.4%	0.3%		**18.1%**
2004	$1,266	0.0%	0.3%	0.4%	2.7%	2.4%	3.8%	3.3%	2.0%	1.6%	1.2%	0.8%	0.8%	0.6%	0.4%			**20.2%**
2005	$1,794	0.0%	0.1%	0.7%	3.7%	5.0%	4.3%	2.5%	1.8%	1.4%	1.0%	0.8%	0.7%	0.4%				**22.4%**
2006	$2,386	0.0%	0.1%	2.3%	5.2%	5.2%	3.0%	2.1%	1.7%	1.3%	1.1%	0.9%	0.6%					**23.3%**
2007	$2,874	0.0%	0.5%	4.5%	6.1%	3.8%	2.4%	2.0%	1.6%	1.3%	1.0%	0.7%						**24.1%**
2008	$3,370	0.0%	2.9%	5.4%	5.0%	3.1%	2.5%	1.9%	1.7%	1.4%	1.0%							**24.9%**
2009	$3,563	0.0%	4.2%	4.3%	4.2%	3.0%	2.1%	2.0%	1.6%	1.1%								**22.4%**
2010	$2,918	0.0%	4.1%	4.2%	4.0%	2.2%	2.0%	1.8%	1.4%									**19.7%**
2011	$1,937	0.0%	3.4%	4.9%	2.5%	2.2%	1.9%	1.5%										**16.4%**
2012	$1,129	0.0%	3.2%	4.0%	2.6%	2.1%	1.6%											**13.5%**
2013	$510	0.0%	3.1%	3.7%	2.6%	1.8%												**11.3%**
2014	$232	0.1%	4.2%	3.7%	1.7%													**9.7%**
2015	$106	0.1%	4.5%	3.7%														**8.3%**

Note: Data as of 06/30/17.
1. *Undergraduate/Graduate loans marketed under the Signature Student Loan brand.*
2. *Periodic Defaults for the most recent calendar Year in Repayment are for a partial year.*
3. *Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year.*

Confidential and proprietary information © 2017 Navient Solutions, LLC. All rights reserved.

Cohort Default Triangles

Undergraduate/Graduate[1] With Co-signer

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [2,3] 0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	Total
1998	$6	0.0%	0.0%	0.0%	0.0%	0.0%	0.1%	0.6%	1.0%	0.4%	0.0%	0.2%	1.1%	0.1%	0.0%	0.0%	0.1%	**3.6%**
1999	$14	0.0%	0.0%	0.0%	0.0%	0.4%	0.1%	0.9%	0.4%	0.2%	0.1%	0.4%	0.0%	0.0%	0.1%	0.2%	0.2%	**3.1%**
2000	$38	0.0%	0.0%	0.0%	0.5%	0.6%	0.7%	0.8%	0.4%	0.7%	1.2%	0.8%	0.9%	0.2%	0.4%	0.1%	0.1%	**7.7%**
2001	$95	0.0%	0.0%	0.1%	0.8%	1.1%	0.7%	1.4%	1.1%	1.7%	1.4%	1.2%	0.9%	0.4%	0.3%	0.4%	0.2%	**11.7%**
2002	$208	0.0%	0.1%	0.2%	1.0%	0.9%	1.6%	1.0%	2.2%	1.7%	1.2%	0.8%	0.7%	0.5%	0.4%	0.3%	0.1%	**12.8%**
2003	$390	0.0%	0.1%	0.4%	0.7%	1.2%	1.2%	2.4%	2.1%	1.4%	0.9%	0.8%	0.6%	0.6%	0.4%	0.2%		**13.1%**
2004	$695	0.0%	0.2%	0.2%	1.4%	1.4%	2.7%	2.5%	1.6%	1.2%	1.0%	0.7%	0.6%	0.5%	0.3%			**14.4%**
2005	$955	0.0%	0.0%	0.3%	1.9%	3.3%	2.9%	2.0%	1.4%	1.1%	0.9%	0.7%	0.6%	0.4%				**15.4%**
2006	$1,284	0.0%	0.0%	1.0%	3.3%	3.4%	2.2%	1.6%	1.3%	1.1%	0.8%	0.8%	0.5%					**15.9%**
2007	$1,613	0.0%	0.2%	2.7%	4.1%	2.7%	1.8%	1.5%	1.3%	1.1%	0.9%	0.6%						**17.0%**
2008	$1,977	0.0%	1.5%	3.5%	3.4%	2.2%	1.9%	1.5%	1.4%	1.2%	0.9%							**17.5%**
2009	$2,242	0.0%	2.3%	2.8%	2.8%	2.2%	1.5%	1.5%	1.2%	0.9%								**15.3%**
2010	$1,930	0.0%	2.3%	2.6%	2.5%	1.6%	1.5%	1.4%	1.1%									**13.0%**
2011	$1,384	0.0%	1.8%	3.0%	1.6%	1.5%	1.4%	1.1%										**10.4%**
2012	$861	0.0%	1.8%	2.5%	1.8%	1.4%	1.1%											**8.7%**
2013	$392	0.0%	1.9%	2.5%	1.7%	1.3%												**7.4%**
2014	$178	0.1%	2.8%	2.8%	1.5%													**7.2%**
2015	$79	0.1%	2.8%	2.3%														**5.2%**

Note: Data as of 06/30/17.

1. *Undergraduate/Graduate loans marketed under the Signature Student Loan brand.*
2. *Periodic Defaults for the most recent calendar Year in Repayment are for a partial year.*
3. *Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year.*

Confidential and proprietary information © 2017 Navient Solutions, LLC. All rights reserved.

Cohort Default Triangles

Undergraduate/Graduate[1] Without Co-signer

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [2,3]																
		0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	**Total**
1998	$5	0.0%	0.0%	0.0%	0.0%	0.0%	0.2%	0.2%	0.6%	0.4%	0.4%	3.1%	0.5%	0.8%	0.9%	0.0%	0.2%	**7.2%**
1999	$14	0.0%	0.0%	0.0%	0.3%	1.3%	1.1%	1.8%	0.4%	0.3%	1.8%	0.6%	0.5%	1.4%	0.6%	0.1%	0.6%	**10.8%**
2000	$34	0.0%	0.0%	0.0%	0.8%	1.9%	2.0%	0.6%	1.5%	2.3%	2.0%	1.1%	0.7%	0.7%	0.4%	0.5%	0.3%	**14.8%**
2001	$102	0.0%	0.0%	0.1%	1.8%	2.3%	1.4%	2.3%	1.5%	3.1%	2.3%	1.8%	0.8%	0.7%	0.4%	0.3%	0.2%	**19.0%**
2002	$203	0.0%	0.2%	0.3%	1.9%	2.2%	2.8%	2.6%	3.0%	2.7%	1.7%	1.3%	0.7%	0.7%	0.7%	0.4%	0.2%	**21.4%**
2003	$342	0.0%	0.3%	1.1%	2.0%	3.6%	2.8%	3.7%	3.3%	2.4%	1.6%	0.9%	0.7%	0.6%	0.4%	0.4%		**23.8%**
2004	$571	0.0%	0.4%	0.7%	4.3%	3.5%	5.1%	4.3%	2.4%	2.0%	1.4%	0.9%	1.1%	0.7%	0.4%			**27.1%**
2005	$839	0.0%	0.1%	1.1%	5.8%	6.9%	5.8%	3.0%	2.4%	1.8%	1.2%	1.0%	0.7%	0.5%				**30.3%**
2006	$1,102	0.0%	0.2%	3.7%	7.4%	7.2%	4.0%	2.7%	2.1%	1.5%	1.3%	0.9%	0.6%					**31.9%**
2007	$1,261	0.0%	1.0%	6.9%	8.6%	5.2%	3.2%	2.7%	2.0%	1.6%	1.2%	0.9%						**33.2%**
2008	$1,393	0.0%	4.8%	8.1%	7.2%	4.3%	3.5%	2.4%	2.2%	1.8%	1.1%							**35.4%**
2009	$1,322	0.0%	7.3%	6.9%	6.5%	4.4%	2.9%	2.8%	2.1%	1.4%								**34.3%**
2010	$987	0.0%	7.5%	7.4%	6.8%	3.5%	3.0%	2.7%	1.9%									**32.9%**
2011	$553	0.0%	7.5%	9.9%	4.7%	3.9%	3.1%	2.4%										**31.5%**
2012	$267	0.1%	7.7%	8.9%	5.3%	4.0%	3.2%											**29.2%**
2013	$119	0.1%	7.0%	7.9%	5.7%	3.1%												**23.9%**
2014	$54	0.1%	8.8%	6.8%	2.4%													**18.1%**
2015	$27	0.4%	9.3%	7.6%														**17.3%**

Note: Data as of 06/30/17.

1. *Undergraduate/Graduate loans marketed under the Signature Student Loan brand.*
2. *Periodic Defaults for the most recent calendar Year in Repayment are for a partial year.*
3. *Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year.*

Confidential and proprietary information © 2017 Navient Solutions, LLC. All rights reserved.

Cohort Default Triangles

Undergraduate/Graduate[1] Non-Profit

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [2,3]																Total
		0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	
1998	$11	0.0%	0.0%	0.0%	0.0%	0.0%	0.2%	0.4%	0.4%	0.4%	0.2%	1.1%	0.7%	0.3%	0.4%	0.0%	0.1%	**4.2%**
1999	$26	0.0%	0.0%	0.0%	0.0%	0.8%	0.5%	1.2%	0.4%	0.3%	1.0%	0.5%	0.2%	0.5%	0.4%	0.1%	0.3%	**6.2%**
2000	$68	0.0%	0.0%	0.0%	0.6%	1.0%	1.4%	0.5%	0.9%	1.4%	1.3%	1.0%	0.8%	0.5%	0.4%	0.3%	0.2%	**10.3%**
2001	$180	0.0%	0.0%	0.1%	1.0%	1.3%	0.9%	1.6%	1.2%	2.4%	1.8%	1.5%	0.8%	0.6%	0.4%	0.3%	0.2%	**14.0%**
2002	$360	0.0%	0.2%	0.2%	1.2%	1.0%	1.8%	1.6%	2.3%	2.0%	1.3%	0.9%	0.6%	0.6%	0.5%	0.3%	0.1%	**14.6%**
2003	$630	0.0%	0.2%	0.6%	0.8%	1.8%	1.6%	2.6%	2.4%	1.7%	1.1%	0.8%	0.6%	0.6%	0.4%	0.3%		**15.4%**
2004	$1,006	0.0%	0.2%	0.2%	1.8%	1.6%	2.9%	2.7%	1.7%	1.3%	1.1%	0.7%	0.8%	0.5%	0.3%			**16.0%**
2005	$1,362	0.0%	0.0%	0.4%	2.4%	3.5%	3.2%	2.0%	1.6%	1.2%	0.9%	0.7%	0.6%	0.4%				**16.9%**
2006	$1,767	0.0%	0.1%	1.5%	3.5%	3.6%	2.4%	1.7%	1.4%	1.1%	0.9%	0.7%	0.4%					**17.4%**
2007	$2,104	0.0%	0.4%	3.4%	4.3%	2.8%	2.0%	1.7%	1.3%	1.2%	0.9%	0.6%						**18.7%**
2008	$2,458	0.0%	2.2%	3.9%	3.6%	2.5%	2.2%	1.6%	1.5%	1.3%	0.8%							**19.6%**
2009	$2,687	0.0%	3.2%	3.4%	3.5%	2.5%	1.8%	1.7%	1.3%	0.9%								**18.4%**
2010	$2,378	0.0%	3.4%	3.7%	3.4%	1.9%	1.8%	1.6%	1.2%									**17.2%**
2011	$1,664	0.0%	2.9%	4.3%	2.2%	2.0%	1.7%	1.3%										**14.4%**
2012	$1,003	0.0%	2.9%	3.6%	2.4%	1.9%	1.5%											**12.2%**
2013	$459	0.0%	2.8%	3.3%	2.4%	1.7%												**10.2%**
2014	$210	0.0%	3.8%	3.3%	1.5%													**8.7%**
2015	$97	0.1%	4.3%	3.3%														**7.6%**

Note: Data as of 06/30/17.

1. *Undergraduate/Graduate loans marketed under the Signature Student Loan brand.*
2. *Periodic Defaults for the most recent calendar Year in Repayment are for a partial year.*
3. *Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year.*

Confidential and proprietary information © 2017 Navient Solutions, LLC. All rights reserved.

Cohort Default Triangles

Undergraduate/Graduate[1] For-Profit

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [2,3]																
		0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	**Total**
1998	$0.41	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	11.7%	0.0%	0.0%	10.9%	3.5%	4.4%	0.0%	0.3%	0.0%	**30.8%**
1999	$2	0.0%	0.0%	0.0%	2.0%	1.3%	1.9%	4.4%	0.0%	0.0%	0.0%	0.0%	0.8%	4.8%	0.0%	0.8%	2.2%	**18.2%**
2000	$3	0.2%	0.0%	0.0%	0.4%	5.7%	1.0%	4.2%	2.8%	3.4%	6.3%	0.1%	1.5%	0.3%	0.1%	0.0%	0.5%	**26.4%**
2001	$16	0.0%	0.3%	0.2%	5.1%	5.4%	2.7%	4.1%	2.9%	2.6%	2.7%	1.9%	1.4%	0.5%	0.2%	0.7%	0.3%	**30.9%**
2002	$51	0.0%	0.1%	0.6%	3.6%	5.0%	4.7%	3.4%	4.7%	4.0%	2.7%	1.6%	1.1%	1.0%	1.1%	0.5%	0.3%	**34.5%**
2003	$102	0.0%	0.3%	1.8%	4.4%	5.5%	4.3%	5.4%	4.6%	2.7%	1.8%	1.2%	0.9%	0.8%	0.4%	0.6%		**34.6%**
2004	$260	0.0%	0.4%	1.1%	6.3%	5.1%	7.1%	6.0%	2.8%	2.4%	1.6%	1.2%	1.0%	0.7%	0.5%			**36.2%**
2005	$432	0.0%	0.1%	1.5%	8.0%	9.5%	7.7%	3.9%	2.7%	2.1%	1.5%	1.1%	0.9%	0.5%				**39.6%**
2006	$619	0.0%	0.3%	4.4%	10.0%	9.7%	4.8%	3.2%	2.4%	1.7%	1.4%	1.2%	0.9%					**40.0%**
2007	$770	0.0%	0.9%	7.7%	10.9%	6.5%	3.6%	2.8%	2.3%	1.8%	1.4%	0.9%						**38.8%**
2008	$912	0.0%	4.6%	9.5%	8.7%	4.6%	3.5%	2.7%	2.2%	1.9%	1.6%							**39.2%**
2009	$877	0.0%	7.0%	7.0%	6.4%	4.5%	2.9%	2.7%	2.2%	1.7%								**34.5%**
2010	$540	0.0%	6.9%	6.3%	6.5%	3.6%	2.9%	2.8%	1.9%									**30.9%**
2011	$273	0.1%	6.9%	8.8%	4.2%	3.3%	2.7%	2.4%										**28.5%**
2012	$125	0.0%	5.9%	7.7%	4.4%	3.5%	2.4%											**23.9%**
2013	$52	0.2%	5.8%	7.3%	4.8%	2.7%												**20.9%**
2014	$22	0.4%	7.6%	7.6%	3.8%													**19.4%**
2015	$9	1.1%	6.4%	7.7%														**15.2%**

Note: Data as of 06/30/17.

1. *Undergraduate/Graduate loans marketed under the Signature Student Loan brand.*
2. *Periodic Defaults for the most recent calendar Year in Repayment are for a partial year.*
3. *Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year.*

Confidential and proprietary information © 2017 Navient Solutions, LLC. All rights reserved.

Cohort Default Triangles

Undergraduate/Graduate[1] Loans, FICO 740-850[2]

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment[3,4]																
		0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	**Total**
1998	$3	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.2%	0.0%	0.4%	0.4%	0.9%	0.9%	0.0%	0.0%	0.0%	0.0%	**2.8%**
1999	$6	0.0%	0.0%	0.0%	0.0%	0.5%	0.3%	1.7%	0.5%	0.2%	0.2%	0.0%	0.2%	0.0%	0.4%	0.0%	0.8%	**4.9%**
2000	$22	0.0%	0.0%	0.0%	0.3%	0.4%	0.4%	0.2%	0.3%	1.0%	0.9%	0.4%	0.5%	0.0%	0.1%	0.1%	0.1%	**5.0%**
2001	$66	0.0%	0.0%	0.1%	0.6%	0.4%	0.4%	1.0%	0.8%	1.0%	0.7%	0.7%	0.7%	0.4%	0.3%	0.3%	0.1%	**7.4%**
2002	$143	0.0%	0.2%	0.1%	0.6%	0.5%	0.8%	0.7%	1.3%	1.0%	0.6%	0.5%	0.5%	0.3%	0.4%	0.2%	0.1%	**7.8%**
2003	$260	0.0%	0.1%	0.3%	0.5%	0.7%	0.9%	1.3%	1.5%	0.9%	0.7%	0.6%	0.4%	0.4%	0.2%	0.1%		**8.6%**
2004	$462	0.0%	0.2%	0.2%	0.9%	0.9%	1.6%	1.5%	1.0%	0.9%	0.7%	0.5%	0.5%	0.3%	0.2%			**9.4%**
2005	$645	0.0%	0.0%	0.2%	1.3%	1.9%	1.8%	1.2%	1.0%	0.7%	0.7%	0.5%	0.4%	0.2%				**10.0%**
2006	$861	0.0%	0.0%	0.7%	1.9%	1.9%	1.3%	0.9%	0.9%	0.7%	0.6%	0.6%	0.4%					**9.8%**
2007	$1,044	0.0%	0.2%	1.3%	1.9%	1.4%	1.2%	1.0%	0.9%	0.7%	0.6%	0.5%						**9.7%**
2008	$1,225	0.0%	0.8%	1.7%	1.7%	1.3%	1.1%	0.9%	0.9%	0.7%	0.6%							**9.5%**
2009	$1,398	0.0%	1.3%	1.5%	1.6%	1.4%	0.9%	0.9%	0.7%	0.6%								**8.9%**
2010	$1,222	0.0%	1.5%	1.6%	1.7%	1.2%	1.0%	0.9%	0.7%									**8.6%**
2011	$844	0.0%	1.2%	1.9%	1.1%	1.0%	1.0%	0.8%										**7.0%**
2012	$511	0.0%	1.3%	1.6%	1.2%	1.0%	0.8%											**5.9%**
2013	$235	0.0%	1.3%	1.9%	1.0%	1.2%												**5.4%**
2014	$105	0.0%	1.9%	2.2%	0.8%													**5.0%**
2015	$46	0.1%	2.4%	1.1%														**3.5%**

Note: Data as of 06/30/17.

1. *Undergraduate/Graduate loans marketed under the Signature Student Loan brand.*
2. *FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application.*
3. *Periodic Defaults for the most recent calendar Year in Repayment are for a partial year.*
4. *Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year.*

Confidential and proprietary information © 2017 Navient Solutions, LLC. All rights reserved.

Cohort Default Triangles

Undergraduate/Graduate[1] Loans, FICO 700-739[2]

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [3,4] 0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	Total
1998	$3	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.5%	2.2%	0.0%	0.0%	0.0%	0.0%	0.1%	0.8%	0.0%	0.0%	**3.6%**
1999	$8	0.0%	0.0%	0.0%	0.0%	0.5%	0.4%	0.7%	0.0%	0.3%	1.5%	0.7%	0.1%	0.8%	0.1%	0.0%	0.1%	**5.1%**
2000	$21	0.0%	0.0%	0.0%	0.4%	0.7%	1.3%	0.8%	1.0%	0.8%	1.3%	0.7%	0.6%	0.4%	0.7%	0.2%	0.0%	**9.0%**
2001	$56	0.0%	0.1%	0.1%	1.0%	1.4%	0.6%	1.4%	0.9%	2.0%	1.4%	1.2%	0.9%	0.5%	0.3%	0.3%	0.2%	**12.4%**
2002	$116	0.0%	0.1%	0.2%	1.2%	1.2%	2.0%	1.5%	2.4%	1.6%	1.4%	0.9%	0.5%	0.4%	0.5%	0.3%	0.2%	**14.3%**
2003	$204	0.0%	0.2%	0.6%	1.0%	1.7%	1.6%	2.6%	2.0%	1.8%	1.2%	0.8%	0.6%	0.6%	0.3%	0.3%		**15.3%**
2004	$351	0.0%	0.2%	0.3%	2.0%	1.9%	3.1%	3.1%	1.9%	1.5%	1.1%	0.7%	0.7%	0.5%	0.4%			**17.3%**
2005	$495	0.0%	0.1%	0.5%	2.6%	4.1%	3.5%	2.4%	1.8%	1.3%	0.9%	0.7%	0.6%	0.5%				**19.0%**
2006	$632	0.0%	0.1%	1.6%	4.0%	4.4%	2.8%	1.9%	1.4%	1.1%	0.9%	0.7%	0.5%					**19.4%**
2007	$734	0.0%	0.4%	3.3%	4.8%	3.2%	1.9%	1.8%	1.4%	1.2%	0.9%	0.6%						**19.6%**
2008	$849	0.0%	2.1%	4.3%	4.0%	2.7%	2.2%	1.6%	1.4%	1.3%	0.9%							**20.5%**
2009	$921	0.0%	3.3%	3.7%	3.8%	2.8%	1.9%	1.8%	1.5%	0.9%								**19.6%**
2010	$749	0.0%	3.6%	3.9%	3.6%	2.1%	1.8%	1.7%	1.3%									**18.0%**
2011	$488	0.0%	3.0%	4.4%	2.3%	2.2%	1.6%	1.5%										**15.1%**
2012	$284	0.1%	2.8%	3.6%	2.4%	2.2%	1.4%											**12.4%**
2013	$127	0.0%	2.5%	3.2%	2.4%	1.4%												**9.7%**
2014	$59	0.1%	3.6%	3.6%	1.9%													**9.2%**
2015	$27	0.1%	4.1%	3.5%														**7.7%**

Note: Data as of 06/30/17.

1. *Undergraduate/Graduate loans marketed under the Signature Student Loan brand.*
2. *FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application.*
3. *Periodic Defaults for the most recent calendar Year in Repayment are for a partial year.*
4. *Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year.*

Confidential and proprietary information © 2017 Navient Solutions, LLC. All rights reserved.

Cohort Default Triangles

Undergraduate/Graduate[1] Loans, FICO 670-699[2]

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [3,4] 0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	Total
1998	$3	0.0%	0.0%	0.0%	0.0%	0.0%	0.6%	0.6%	0.3%	0.5%	0.3%	2.8%	0.0%	0.5%	0.5%	0.1%	0.3%	**6.4%**
1999	$7	0.0%	0.0%	0.0%	0.5%	1.4%	0.5%	1.3%	0.3%	0.3%	0.1%	0.7%	0.5%	1.3%	0.4%	0.0%	0.5%	**7.8%**
2000	$14	0.0%	0.0%	0.0%	0.9%	1.5%	1.9%	0.3%	1.2%	0.9%	1.4%	1.3%	1.0%	0.9%	0.4%	0.7%	0.2%	**12.7%**
2001	$39	0.0%	0.0%	0.1%	1.4%	2.4%	1.6%	2.0%	1.6%	2.7%	2.9%	2.0%	0.8%	0.6%	0.3%	0.4%	0.2%	**19.1%**
2002	$80	0.0%	0.2%	0.3%	1.8%	2.2%	2.5%	2.6%	3.2%	2.9%	1.6%	1.2%	0.9%	0.7%	0.6%	0.4%	0.3%	**21.5%**
2003	$141	0.0%	0.1%	0.9%	1.7%	3.2%	2.4%	3.9%	3.4%	2.2%	1.5%	0.8%	0.7%	0.8%	0.5%	0.5%		**22.5%**
2004	$242	0.0%	0.3%	0.6%	3.6%	2.9%	4.9%	4.2%	2.4%	1.8%	1.4%	0.9%	1.1%	0.6%	0.4%			**25.2%**
2005	$339	0.0%	0.1%	0.8%	5.1%	6.1%	5.6%	3.3%	2.0%	1.8%	1.3%	0.9%	0.7%	0.5%				**28.3%**
2006	$464	0.0%	0.2%	3.2%	6.8%	6.7%	3.9%	2.7%	2.1%	1.5%	1.4%	1.1%	0.7%					**30.4%**
2007	$576	0.0%	0.8%	6.3%	8.4%	5.4%	3.4%	2.7%	2.0%	1.7%	1.2%	0.9%						**32.8%**
2008	$690	0.0%	4.1%	7.7%	7.2%	4.1%	3.3%	2.5%	2.3%	1.9%	1.2%							**34.4%**
2009	$703	0.0%	6.1%	6.4%	6.3%	4.3%	2.9%	2.9%	2.3%	1.4%								**32.7%**
2010	$557	0.0%	6.4%	6.5%	6.0%	3.1%	3.1%	2.6%	1.8%									**29.5%**
2011	$361	0.0%	5.2%	8.2%	4.0%	3.2%	2.9%	2.2%										**25.6%**
2012	$201	0.1%	5.0%	6.7%	4.2%	3.1%	2.6%											**21.6%**
2013	$90	0.0%	5.2%	6.0%	4.3%	2.6%												**18.2%**
2014	$42	0.1%	6.3%	5.7%	2.9%													**15.0%**
2015	$19	0.4%	5.8%	5.6%														**11.7%**

Note: Data as of 06/30/17.

1. *Undergraduate/Graduate loans marketed under the Signature Student Loan brand.*
2. *FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application.*
3. *Periodic Defaults for the most recent calendar Year in Repayment are for a partial year.*
4. *Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year.*

Confidential and proprietary information © 2017 Navient Solutions, LLC. All rights reserved.

Cohort Default Triangles

Undergraduate/Graduate[1] Loans, FICO 640-669[2]

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment[3,4] 0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	Total
1998	$2	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.3%	0.5%	0.8%	0.0%	2.9%	2.8%	1.3%	0.2%	0.0%	0.3%	**9.0%**
1999	$6	0.0%	0.0%	0.0%	0.0%	1.1%	1.2%	2.2%	0.8%	0.3%	2.1%	0.5%	0.1%	0.7%	0.5%	0.6%	0.5%	**10.6%**
2000	$14	0.0%	0.0%	0.0%	1.3%	3.0%	2.2%	1.7%	1.6%	3.7%	2.9%	1.8%	1.5%	0.7%	0.5%	0.3%	0.6%	**21.8%**
2001	$35	0.0%	0.0%	0.2%	2.9%	3.8%	2.3%	3.9%	2.8%	5.3%	3.6%	2.8%	1.2%	0.9%	0.6%	0.4%	0.6%	**31.5%**
2002	$71	0.0%	0.2%	0.5%	3.3%	3.3%	5.0%	3.7%	4.9%	4.9%	2.9%	2.0%	1.3%	1.5%	1.0%	0.6%	0.2%	**35.3%**
2003	$127	0.0%	0.3%	1.8%	3.3%	5.4%	4.3%	6.0%	5.3%	3.5%	2.2%	1.4%	1.2%	1.0%	0.8%	0.6%		**37.0%**
2004	$211	0.0%	0.5%	0.9%	6.7%	5.6%	8.4%	6.7%	3.6%	2.8%	2.1%	1.6%	1.6%	1.1%	0.7%			**42.5%**
2005	$315	0.0%	0.1%	1.6%	8.8%	11.3%	9.0%	4.4%	3.6%	2.7%	1.7%	1.5%	1.2%	0.7%				**46.6%**
2006	$429	0.0%	0.3%	5.5%	12.0%	11.1%	5.8%	4.1%	3.3%	2.3%	1.8%	1.3%	0.9%					**48.4%**
2007	$520	0.0%	1.3%	10.6%	13.4%	7.8%	4.6%	3.8%	2.9%	2.4%	1.9%	1.2%						**49.9%**
2008	$606	0.0%	6.7%	11.8%	10.4%	6.1%	4.9%	3.6%	3.3%	2.6%	1.8%							**51.2%**
2009	$542	0.0%	10.5%	9.7%	8.9%	5.9%	4.1%	3.9%	3.0%	2.3%								**48.3%**
2010	$390	0.0%	9.9%	9.6%	9.0%	4.6%	4.2%	3.9%	2.8%									**44.0%**
2011	$244	0.0%	9.3%	11.9%	5.4%	4.4%	4.1%	2.9%										**38.1%**
2012	$133	0.0%	8.5%	10.4%	6.2%	4.4%	3.6%											**33.1%**
2013	$59	0.1%	8.3%	8.5%	7.2%	3.4%												**27.5%**
2014	$27	0.3%	10.7%	6.8%	3.1%													**20.9%**
2015	$14	0.2%	10.5%	9.9%														**20.6%**

Note: Data as of 06/30/17.

1. *Undergraduate/Graduate loans marketed under the Signature Student Loan brand.*
2. *FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application.*
3. *Periodic Defaults for the most recent calendar Year in Repayment are for a partial year.*
4. *Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year.*

Confidential and proprietary information © 2017 Navient Solutions, LLC. All rights reserved.

Cohort Default Triangles

Private Consolidation Loans With Co-signer

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [1,2] 0	1	2	3	4	5	6	7	8	9	10	11	Total
2006	$249	0.0%	0.1%	0.1%	0.5%	0.6%	0.6%	0.4%	0.3%	0.4%	0.4%	0.4%	0.2%	**3.8%**
2007	$675	0.0%	0.0%	0.2%	0.4%	0.6%	0.5%	0.4%	0.5%	0.3%	0.4%	0.2%		**3.5%**
2008	$376	0.0%	0.1%	0.4%	0.7%	0.6%	0.6%	0.5%	0.3%	0.3%	0.5%			**4.1%**

Private Consolidation Loans Without Co-signer

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [1,2] 0	1	2	3	4	5	6	7	8	9	10	11	Total
2006	$125	0.0%	0.4%	0.9%	1.4%	1.8%	1.5%	1.0%	1.1%	1.1%	0.5%	0.7%	0.5%	**10.5%**
2007	$295	0.0%	0.0%	0.9%	1.0%	1.3%	1.0%	1.0%	0.8%	0.6%	0.7%	0.5%		**7.7%**
2008	$133	0.0%	0.2%	1.7%	2.1%	1.8%	1.8%	1.9%	1.1%	1.0%	0.3%			**11.9%**

Note: Data as of 06/30/17.

1. *Periodic Defaults for the most recent calendar Year in Repayment are for a partial year.*
2. *Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year.*

Confidential and proprietary information © 2017 Navient Solutions, LLC. All rights reserved.

Cohort Default Triangles

DTC With Co-signer

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [1,2] 0	1	2	3	4	5	6	7	8	9	10	11	12	13	Total
2004	$10	0.0%	0.0%	0.1%	0.1%	0.4%	1.3%	0.6%	0.6%	0.0%	0.1%	0.0%	0.2%	0.1%	0.2%	**3.5%**
2005	$90	0.0%	0.2%	1.2%	0.9%	2.1%	2.9%	1.6%	1.4%	1.3%	1.3%	0.8%	0.4%	0.5%		**14.5%**
2006	$207	0.0%	1.1%	2.8%	5.9%	6.1%	3.7%	2.9%	2.6%	1.4%	1.4%	1.3%	0.9%			**30.1%**
2007	$362	0.0%	0.7%	6.4%	7.9%	5.2%	3.5%	3.5%	2.6%	2.2%	1.5%	1.1%				**34.6%**
2008	$535	0.0%	3.9%	7.8%	6.4%	4.6%	3.8%	3.0%	2.7%	1.9%	1.5%					**35.5%**
2009	$531	0.0%	5.0%	5.0%	5.3%	4.2%	3.2%	2.9%	2.6%	1.9%						**30.0%**
2010	$414	0.0%	4.8%	5.3%	6.1%	3.6%	3.5%	3.1%	2.7%							**29.1%**
2011	$254	0.1%	4.9%	6.8%	4.7%	3.7%	3.9%	3.3%								**27.3%**
2012	$137	0.0%	3.9%	6.2%	5.8%	5.4%	4.3%									**25.7%**
2013	$25	0.0%	1.4%	3.4%	4.9%	2.7%										**12.3%**

DTC Without Co-signer

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [1,2] 0	1	2	3	4	5	6	7	8	9	10	11	12	13	Total
2004	$3	0.0%	1.1%	1.9%	2.2%	0.4%	4.7%	2.1%	3.3%	0.8%	2.9%	1.2%	0.0%	0.0%	0.7%	**20.6%**
2005	$29	0.0%	1.5%	3.4%	3.1%	5.5%	6.9%	3.8%	1.7%	2.3%	2.6%	0.7%	0.7%	0.3%		**32.5%**
2006	$113	0.0%	2.6%	4.1%	8.7%	8.9%	5.3%	3.2%	3.0%	2.3%	1.7%	1.5%	1.1%			**42.6%**
2007	$270	0.0%	1.4%	8.4%	10.5%	6.4%	4.9%	4.2%	2.9%	2.2%	1.5%	1.0%				**43.5%**
2008	$432	0.0%	5.3%	10.4%	8.9%	5.8%	5.2%	3.4%	3.0%	2.4%	1.4%					**45.8%**
2009	$377	0.0%	8.6%	8.5%	9.2%	6.4%	4.1%	4.4%	2.7%	2.1%						**46.0%**
2010	$250	0.1%	10.4%	9.4%	10.6%	5.7%	4.6%	4.8%	3.6%							**49.1%**
2011	$149	0.1%	9.7%	12.9%	7.6%	6.3%	6.0%	5.7%								**48.3%**
2012	$79	0.1%	6.6%	9.7%	9.0%	8.8%	6.9%									**41.0%**
2013	$5	0.0%	4.2%	4.6%	7.1%	4.5%										**20.4%**

Note: Data as of 06/30/17.

1. *Periodic Defaults for the most recent calendar Year in Repayment are for a partial year.*
2. *Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year.*

Confidential and proprietary information © 2017 Navient Solutions, LLC. All rights reserved.

Cohort Default Triangles

DTC Loans, FICO 740-850[1]

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [2,3] 0	1	2	3	4	5	6	7	8	9	10	11	12	13	Total
2004	$5	0.0%	0.0%	0.1%	0.0%	0.0%	0.2%	0.4%	1.0%	0.0%	0.0%	0.0%	0.2%	0.0%	0.5%	**1.8%**
2005	$39	0.0%	0.2%	0.7%	1.1%	1.4%	2.7%	1.1%	0.6%	0.6%	0.8%	0.4%	0.2%	0.4%		**10.2%**
2006	$94	0.0%	0.7%	1.3%	3.6%	3.1%	1.7%	1.6%	1.1%	1.1%	0.8%	0.7%	0.8%			**16.4%**
2007	$167	0.0%	0.4%	3.5%	4.1%	2.9%	1.7%	1.9%	1.3%	1.2%	0.7%	0.6%				**18.4%**
2008	$253	0.0%	2.0%	3.9%	3.3%	2.2%	1.7%	1.9%	1.4%	0.9%	0.7%					**18.0%**
2009	$304	0.0%	2.9%	3.1%	2.9%	2.5%	1.9%	1.8%	1.4%	1.1%						**17.6%**
2010	$230	0.0%	3.0%	3.0%	3.5%	2.3%	2.0%	2.1%	1.4%							**17.4%**
2011	$144	0.1%	3.2%	4.1%	2.9%	1.8%	2.2%	1.7%								**16.1%**
2012	$78	0.0%	3.3%	4.4%	3.7%	3.1%	1.8%									**16.3%**
2013	$25	0.0%	1.8%	2.8%	4.6%	3.3%										**12.4%**

DTC Loans, FICO 700-739[1]

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [2,3] 0	1	2	3	4	5	6	7	8	9	10	11	12	13	Total
2004	$3	0.0%	0.0%	1.1%	0.0%	0.0%	1.5%	1.8%	0.0%	0.7%	2.8%	0.0%	0.5%	0.0%	0.4%	**8.3%**
2005	$28	0.0%	0.4%	1.0%	1.1%	2.0%	3.0%	1.5%	1.5%	0.9%	1.2%	0.5%	0.6%	0.2%		**14.0%**
2006	$69	0.0%	1.2%	2.4%	5.3%	4.8%	3.8%	2.6%	2.9%	1.7%	1.1%	1.1%	0.7%			**27.5%**
2007	$138	0.0%	0.7%	5.3%	7.2%	4.5%	3.2%	3.1%	2.4%	1.5%	1.2%	1.1%				**30.1%**
2008	$213	0.0%	3.6%	7.6%	6.2%	4.0%	3.8%	2.7%	2.2%	1.8%	1.3%					**33.2%**
2009	$196	0.0%	5.4%	5.6%	6.3%	4.9%	3.1%	2.9%	2.3%	1.7%						**32.2%**
2010	$138	0.1%	6.0%	6.0%	6.9%	3.8%	3.9%	2.9%	2.8%							**32.3%**
2011	$80	0.1%	6.3%	8.6%	4.7%	4.8%	3.5%	3.6%								**31.5%**
2012	$43	0.0%	4.7%	7.7%	6.1%	6.1%	4.8%									**29.5%**
2013	$5	0.0%	2.1%	6.5%	8.2%	2.3%										**19.0%**

Note: Data as of 06/30/17.
1. *FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application.*
2. *Periodic Defaults for the most recent calendar Year in Repayment are for a partial year.*
3. *Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year.*

Confidential and proprietary information © 2017 Navient Solutions, LLC. All rights reserved.

Cohort Default Triangles

DTC Loans, FICO 670-699[1]

Repayment Year	Disbursed Principal Entering Repayment ($m)	0	1	2	3	4	5	6	7	8	9	10	11	12	13	Total
		Periodic Defaults by Years in Repayment [2,3]														
2004	$3	0.0%	0.0%	0.2%	0.9%	0.4%	3.0%	1.2%	1.7%	0.1%	0.5%	0.0%	0.0%	0.0%	0.0%	**8.1%**
2005	$25	0.0%	0.4%	2.0%	1.8%	3.0%	4.2%	2.6%	1.5%	2.1%	1.3%	1.3%	0.6%	0.5%		**21.4%**
2006	$70	0.0%	1.5%	3.8%	8.5%	8.8%	5.1%	3.2%	3.4%	1.6%	1.7%	1.3%	1.1%			**40.0%**
2007	$143	0.0%	1.3%	8.0%	10.5%	6.3%	5.2%	3.8%	3.3%	2.2%	1.8%	1.3%				**43.8%**
2008	$225	0.0%	5.1%	10.1%	8.9%	6.3%	5.2%	3.5%	3.3%	2.3%	1.6%					**46.3%**
2009	$189	0.0%	8.3%	8.1%	8.4%	5.9%	4.3%	4.5%	3.3%	2.9%						**45.7%**
2010	$134	0.0%	8.9%	8.6%	10.3%	5.2%	4.5%	4.7%	3.7%							**45.8%**
2011	$79	0.1%	8.3%	10.9%	7.1%	6.5%	6.3%	5.3%								**44.4%**
2012	$43	0.0%	5.6%	9.1%	9.7%	8.7%	7.1%									**40.2%**
2013	$0.32	0.0%	0.0%	2.8%	7.1%	0.0%										**9.8%**

DTC Loans, FICO 640-669[1]

Repayment Year	Disbursed Principal Entering Repayment ($m)	0	1	2	3	4	5	6	7	8	9	10	11	12	13	Total
		Periodic Defaults by Years in Repayment [2,3]														
2004	$3	0.0%	1.1%	1.1%	1.7%	1.5%	5.1%	0.9%	2.3%	0.0%	0.3%	1.3%	0.0%	0.2%	0.3%	**15.6%**
2005	$27	0.0%	1.0%	3.6%	2.0%	5.9%	5.9%	4.0%	2.7%	3.0%	3.3%	1.1%	0.8%	0.7%		**34.0%**
2006	$86	0.0%	3.1%	5.7%	10.5%	11.9%	6.8%	4.7%	3.8%	2.6%	2.6%	2.3%	1.3%			**55.3%**
2007	$184	0.0%	1.6%	11.5%	13.7%	8.6%	6.1%	6.0%	3.9%	3.6%	2.4%	1.3%				**58.7%**
2008	$276	0.0%	7.1%	13.8%	11.3%	7.7%	6.7%	4.3%	4.2%	3.4%	2.1%					**60.7%**
2009	$218	0.0%	10.9%	10.7%	11.7%	8.2%	5.6%	5.5%	4.1%	2.7%						**59.5%**
2010	$162	0.0%	11.6%	11.4%	12.5%	7.2%	6.0%	6.0%	5.0%							**59.8%**
2011	$100	0.1%	10.5%	14.9%	9.7%	7.1%	7.9%	7.4%								**57.7%**
2012	$51	0.2%	6.9%	10.5%	10.4%	10.8%	9.2%									**48.0%**
2013	$1	0.0%	5.5%	14.4%	11.5%	0.0%										**31.4%**

Note: Data as of 06/30/17.

1. *FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application.*
2. *Periodic Defaults for the most recent calendar Year in Repayment are for a partial year.*
3. *Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year.*

Confidential and proprietary information © 2017 Navient Solutions, LLC. All rights reserved.

Cohort Default Triangles

Career Training Loans[1]																	
	Disbursed Principal Entering	Periodic Defaults by Years in Repayment [2,3]															
Repayment Year	Repayment ($m)	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	**Total**
2003	$389	0.0%	0.6%	1.9%	2.1%	2.3%	1.7%	1.6%	1.2%	0.9%	0.6%	0.4%	0.3%	0.2%	0.1%	0.1%	**14.0%**
2004	$510	0.0%	0.5%	2.0%	2.9%	2.1%	2.2%	1.9%	1.3%	0.9%	0.6%	0.4%	0.4%	0.2%	0.1%		**15.5%**
2005	$664	0.0%	0.4%	2.8%	2.7%	2.9%	2.4%	1.7%	1.1%	0.9%	0.7%	0.5%	0.3%	0.2%			**16.6%**
2006	$772	0.0%	0.6%	3.1%	4.1%	3.6%	2.4%	1.7%	1.1%	0.9%	0.7%	0.5%	0.4%				**19.0%**
2007	$808	0.0%	0.7%	4.3%	4.5%	3.1%	2.0%	1.4%	1.2%	0.8%	0.6%	0.4%					**19.0%**
2008	$635	0.0%	0.7%	4.6%	3.8%	2.3%	1.6%	1.4%	1.1%	0.8%	0.6%						**16.8%**
2009	$173	0.0%	0.3%	2.3%	2.3%	1.5%	1.2%	1.0%	0.8%	0.6%							**10.0%**
2010	$19	0.0%	0.6%	1.2%	1.1%	0.5%	0.7%	0.6%	0.7%								**5.3%**

Note: Data as of 06/30/17.

1. *FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application.*
2. *Periodic Defaults for the most recent calendar Year in Repayment are for a partial year.*
3. *Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year.*

Confidential and proprietary information © 2017 Navient Solutions, LLC. All rights reserved.

Navient Corporation Appendix

Confidential and proprietary information © 2017 Navient Solutions, LLC. All rights reserved.

GAAP Results

(In millions, except per share amounts)	2Q 17	1Q 17	2Q 16
Net income	$112	$88	$125
EPS	$0.39	$0.30	$0.38
Operating expenses	$230	$238	$230
Provision	$105	$107	$110
Average Student Loans	$108,435	$110,252	$119,600

Confidential and proprietary information © 2017 Navient Solutions, LLC. All rights reserved.

Differences between "Core Earnings" and GAAP

"Core Earnings" adjustments to GAAP: **(Dollars in Millions)**	**Quarters Ended** **Jun. 30, 2017**	**Mar. 31, 2017**	**Jun. 30, 2016**
"Core Earnings" net income	$123	$107	$154
Net impact of derivative accounting	(15)	(23)	(32)
Net impact of goodwill and acquired intangible assets	(6)	(6)	(6)
Net income tax effect	10	10	9
Total "Core Earnings" adjustments to GAAP	(11)	(19)	(29)
GAAP net income	$112	$88	$125

Confidential and proprietary information © 2017 Navient Solutions, LLC. All rights reserved.

Investor Relations Website

www.navient.com/investors
www.navient.com/abs

- **NAVI / SLM student loan trust data (Debt/asset backed securities – NAVI / SLM Student Loan Trusts)**
  - Static pool information – detailed portfolio stratifications by trust as of the cutoff date
  - Accrued interest factors
  - Quarterly distribution factors
  - Historical trust performance – monthly charge-off, delinquency, loan status, CPR, etc. by trust
  - Since issued CPR – monthly CPR data by trust since issuance

- **NAVI / SLM student loan performance by trust – Issue details**
  - Current and historical monthly distribution reports
  - Distribution factors
  - Current rates
  - Prospectus for public transactions and Rule 144A transactions are available through underwriters

- **Additional information (Webcasts and presentations)**
  - Archived and historical webcasts, transcripts and investor presentations

Confidential and proprietary information © 2017 Navient Solutions, LLC. All rights reserved.

NAVIENT